                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                   VANECK FUNDS
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2018

Item 1. Report to Shareholders

ANNUAL REPORT December 31, 2018

VanEck Funds

CM Commodity Index Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call us at 1-800-826-2333. Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.
Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	VanEck, its affiliates and funds sponsored or managed by VanEck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

CM COMMODITY INDEX FUND

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown;

1

CM COMMODITY INDEX FUND

(unaudited) (continued)

and, 3) emerging markets should benefit on a relative basis if China stimulus works.

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find the performance discussion and financial statements for the fund for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CFO and President

VanEck Funds

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

2

Management Discussion (unaudited)

The CM (Constant Maturity) Commodity Index Fund (the “Fund”) lost 11.42% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2018. The Fund’s benchmark, the UBS Bloomberg Constant Maturity Commodity Total Return Index (“CMCI”),1 lost 10.25%.

While all sectors detracted from performance during the 12 month period, the industrial metals sector detracted the most and the livestock sector the least. CMCI, down 10.25%, outperformed the Bloomberg Commodity Index (“BCOM”),2 at -11.25%, not least because of CMCI’s better roll yield.^ The S&P® GSCI Index (“SPGSCI”)3 posted a loss of 13.82%, underperforming both the CMCI and BCOM because of its heavy energy weighting.

Market Review

2018 was a volatile year for all markets and commodities were no exception. During the year, several macroeconomic headwinds for global growth and commodity demand developed and pressured prices across all commodity sectors at different times. The U.S. Federal Reserve (Fed) raised rates four times, creating a positive environment for the U.S. dollar that rallied sharply in the spring and remained strong thereafter, ending the year up 4.5% and up 9% from its February lows. Another headwind was U.S. President Donald Trump’s aggressive trade policies. These added to global growth worries and provided additional support for the U.S. dollar. Lastly, global political tensions added to the uncertain economic environment. In Europe, Brexit, along with Italy’s election and budget problems, led to softer European growth.

Following a mixed first half to the year, and a third quarter in which commodity markets remained range bound, the fourth quarter saw both significant volatility in the markets and a sharp decline, in particular, in the energy sector. West Texas Intermediate (WTI) crude oil fell 40% from its October highs to close the year on its lows. Having declined on trade fears mostly in the second quarter, industrial metals “range traded” through yearend, with almost no net movement, near their lows. Commodity indexes finished the year on the lows down around 10%, or more.

3

CM COMMODITY INDEX FUND

(unaudited) (continued)

Fund Review

Industrial metals (considered the most economically sensitive sector) fell almost 18% during the year, led by zinc which declined over 22%. Precious metals fell just over 4%, mostly due to the rising U.S. dollar. The agriculture sector in particular was hurt by rising trade tensions. While cocoa displayed notable gains, the sector’s overall decline was led by the trio of coffee, sugar, and soybean oil. Following strong performance in the first nine months of the year, the price of both WTI and Brent crude oil plummeted thereafter, leaving the energy sector down nearly 10% on the year.

As we look ahead to 2019, the supply fundamentals look positive for commodity prices, but the uncertain global growth outlook hangs over the market as investors question the demand environment. There are reasons to hope for a better 2019. First, the Fed may have finished normalizing U.S. interest rates and, second, trade talks with China continue and should show some developments and, hopefully, progress by March 1, the current deadline for U.S. tariff increases.

If investors believe the Fed is done tightening, the U.S. dollar should decline, creating a better outlook for emerging markets economies and commodity demand. In addition, any improvement in the China trade environment could lead to a sharp recovery in the China-sensitive sectors-US grains and Industrial metals.

For more information or to access investment and market insights from the investment team, visit our web site or subscribe to our commentaries. To subscribe to VanEck’s commentaries, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Roland Morris, Jr.	Gregory F. Krenzer
Portfolio Manager	Deputy Portfolio Manager
4

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules-based, composite benchmark index diversified across 29 commodities futures contracts from within five sectors. CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[2]	The Bloomberg Commodity Index (BCOM) is composed of futures contracts on 22 physical commodities covering five sectors, specifically energy, precious metals, industrial metals, livestock and agriculture.

[3]	The S&P® GSCI Index (SPGSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.

^	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)]-1. “Backwardation” is the opposite of contango, and refers to a downward sloping term structure.

Backwardation tends to occur in contracts and during periods when traders are concerned about scarcity of supplies. Thus, traders would rather have commodities in-hand now (spot) than in the future, and will pay for the privilege. “Contango” refers to an upward sloping term structure, in which indices that hold front-month contracts will incur a cost each time contracts expire and must be rolled to more expensive, longer-dated contracts. As contracts move closer to expiration, their value converges with spot prices. So, “contango cost” usually is measured by the difference between spot prices and front-month futures.

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index, or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack

5

CM COMMODITY INDEX FUND

(unaudited) (continued)

of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual position held by the Fund could be significantly high. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses and summary prospectus, which should be read carefully before you invest.

All investments involve the risk of loss.

6

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return (%)	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*
One Year	(11.42)	(16.56)	(11.13)
Five Year	(8.23)	(9.30)	(7.95)
Life^	(7.04)	(7.72)	(6.74)
Cumulative	(44.22)	(47.42)	(42.77)

Average Annual Total Return (%)	Class Y*	CMCITR
One Year	(11.23)	(10.25)
Five Year	(8.02)	(6.94)
Life^	(6.80)	(5.73)
Cumulative	(43.06)	(37.61)

*	Classes are not subject to a sales charge
^	Since December 31, 2010 (inception date of all share classes)
7

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index diversified across 29 commodity components from within five sectors, specifically energy, precious metals, industrial metals, agriculture and livestock (reflects no deduction for fees, expenses or taxes).

8

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

CM COMMODITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2018 - December 31, 2018
CM Commodity Index Fund
Class A	Actual	$1,000.00	$875.00	0.95%	$4.49
	Hypothetical**	$1,000.00	$1,020.42	0.95%	$4.84
Class I	Actual	$1,000.00	$878.10	0.65%	$3.08
	Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
Class Y	Actual	$1,000.00	$875.30	0.70%	$3.31
	Hypothetical**	$1,000.00	$1,021.68	0.70%	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
10

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

Principal Amount		Value

SHORT-TERM INVESTMENTS: 102.6%

United States Treasury Obligations: 100.9%
	United States Treasury Bills
$55,000,000	0.01%, 01/10/19	$54,969,324
10,000,000	0.01%, 01/17/19 (a)	9,989,956
30,000,000	0.01%, 03/21/19 (a)	29,848,144
62,000,000	2.14%, 01/03/19 (a)	61,992,629
130,000,000	2.28%, 02/07/19 (a)	129,693,825
30,000,000	2.29%, 01/24/19 (a)	29,957,290
15,000,000	2.32%, 02/14/19 (a)	14,957,558
50,000,000	2.36%, 03/07/19 (a)	49,788,778
27,000,000	2.36%, 02/21/19 (a)	26,910,179
60,000,000	2.38%, 03/14/19 (a)	59,718,515
		467,826,198
Number of Shares		Value

Money Market Fund: 1.7%
7,886,263	AIM Treasury Portfolio – Institutional Class	$7,886,263
Total Short-term Investments (Cost: $475,705,206)		475,712,461
Liabilities in excess of other assets: (2.6)%		(12,218,143)
NET ASSETS: 100.0%		$463,494,318

Total Return Swap Contracts—As of December 31, 2018.

Long Exposure

Counter- party	Referenced Obligation	Notional Amount	Rate paid by the Fund (b)	Termination Date	% of Net Assets	Unrealized Depreciation
UBS	UBS Bloomberg Constant Maturity Commodity Index Total Return	$482,368,000	2.84%	01/23/19	(2.8)%	$(12,943,476)

Footnotes:

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $101,711,020.

(b)	The rate shown reflects the rate in effect at the reporting period: 3 Month T-Bill rate + 0.42%.

See Notes to Consolidated Financial Statements

11

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector	% of Investments	Value
Government	98.3%	$467,826,198
Money Market Fund	1.7	7,886,263
	100.0%	$475,712,461

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Money Market Fund	$7,886,263	$—	$—	$7,886,263
United States Treasury Obligations	—	467,826,198	—	467,826,198
Total	$7,886,263	$467,826,198	$—	$475,712,461
Other Financial Instruments:
Swap Contract	$—	$(12,943,476)	$—	$(12,943,476)

See Notes to Consolidated Financial Statements

12

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (Cost: $475,705,206)	$475,712,461
Receivables:
Shares of beneficial interest sold	9,673,588
Dividends and interest	41,165
Prepaid expenses	10,369
Total assets	485,437,583
Liabilities:
Total return swap contracts, at value	12,943,476
Payables:
Shares of beneficial interest redeemed	8,673,654
Due to Adviser	26,990
Due to Distributor	5,441
Deferred Trustee fees	130,541
Accrued expenses	163,163
Total liabilities	21,943,265
NET ASSETS	$463,494,318
Class A Shares:
Net Assets	$29,681,530
Shares of beneficial interest outstanding	6,917,703
Net asset value and redemption price per share	$4.29
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$4.55
Class I Shares:
Net Assets	$214,323,542
Shares of beneficial interest outstanding	48,874,696
Net asset value, offering and redemption price per share	$4.39
Class Y Shares:
Net Assets	$219,489,246
Shares of beneficial interest outstanding	50,191,399
Net asset value, offering and redemption price per share	$4.37
Net Assets consist of:
Aggregate paid in capital	$521,937,053
Total distributable earnings (loss)	(58,442,735)
$463,494,318

See Notes to Consolidated Financial Statements

13

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends	$313,867
Interest	7,845,992
Foreign taxes withheld	(6,262)
Total income	8,153,597
Expenses:
Management fees	3,325,661
Distribution fees-Class A	62,347
Transfer agent fees – Class A	63,090
Transfer agent fees – Class I	126,313
Transfer agent fees – Class Y	578,406
Custodian fees	22,666
Professional fees	99,721
Registration fees – Class A	13,678
Registration fees – Class I	17,436
Registration fees – Class Y	16,518
Reports to shareholders	78,590
Insurance	17,904
Trustees’ fees and expenses	123,447
Interest	943
Other	10,746
Total expenses	4,557,466
Waiver of management fees	(1,492,862)
Net expenses	3,064,604
Net investment income	5,088,993
Net realized gain (loss) on:
Investments sold	(247)
Swap contracts	(38,959,414)
Net realized loss	(38,959,661)
Net change in unrealized appreciation (depreciation) on:
Investments	2,879
Swap contracts	(23,184,404)
Net change in unrealized appreciation (depreciation)	(23,181,525)
Net Decrease in Net Assets Resulting from Operations	$(57,052,193)

See Notes to Consolidated Financial Statements

14

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$5,088,993	$531,808
Net realized gain (loss)	(38,959,661)	13,540,176
Net change in unrealized appreciation (depreciation)	(23,181,525)	10,534,956
Net increase (decrease) in net assets resulting from operations	(57,052,193)	24,606,940
Distributions to shareholders:
Class A Shares	(155,947)	(890,256)
Class I Shares	(1,874,989)	(7,468,361)
Class Y Shares	(1,671,466)	(7,361,497)
Total distributions	(3,702,402)	(15,720,114)
Share transactions:
Proceeds from sale of shares
Class A Shares	20,394,798	15,025,537
Class I Shares	134,714,965	68,968,370
Class Y Shares	130,900,874	74,453,584
	286,010,637	158,447,491
Reinvestment of distributions
Class A Shares	119,745	685,545
Class I Shares	1,057,340	7,294,850
Class Y Shares	1,641,482	7,146,512
	2,818,567	15,126,907
Cost of shares redeemed
Class A Shares	(9,623,579)	(20,697,767)
Class I Shares	(69,932,816)	(39,325,621)
Class Y Shares	(67,557,151)	(39,038,249)
	(147,113,546)	(99,061,637)
Net increase in net assets resulting from share transactions	141,715,658	74,512,761
Total increase in net assets	80,961,063	83,399,587
Net Assets:
Beginning of year	382,533,255	299,133,668
End of year (a)	$463,494,318	$382,533,255
(a)	Includes accumulated net investment loss of $45,261,707 in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018 (See Note 11).

See Notes to Consolidated Financial Statements

15

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$4.87	$4.76		$4.55		$6.09		$7.59
Income from investment operations:
Net investment income (loss)	0.04 (b)	(0.01	)(b)	(0.03	)(b)	(0.05	)(b)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.60)	0.32		0.71		(1.49)		(1.37)
Total from investment operations	(0.56)	0.31		0.68		(1.54)		(1.50)
Less distributions from:
Net investment income	(0.02)	(0.20)		(0.47)		—		—
Net asset value, end of year	$4.29	$4.87		$4.76		$4.55		$6.09
Total return (a)	(11.42)%	6.58%		15.01%		(25.29)%		(19.76)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$29,682	$22,189		$26,835		$28,678		$32,484
Ratio of gross expenses to average net assets	1.39%	1.41%		1.31%		1.25%		1.28%
Ratio of net expenses to average net assets	0.95%	0.95%		0.95%		0.95%		0.95%
Ratio of net expenses to average net assets, excluding interest expense	0.95%	0.95%		0.95%		0.95%		0.95%
Ratio of net investment income (loss) to average net assets	0.88%	(0.12)%		(0.70)%		(0.92)%		(0.89)%
Portfolio turnover rate	0%	0%		0%		0%		0%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Consolidated Financial Statements

16

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$4.98	$4.86	$4.63		$6.16		$7.67
Income from investment operations:
Net investment income (loss)	0.06 (b)	0.01 (b)	(0.02	)(b)	(0.03	)(b)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.61)	0.32	0.72		(1.50)		(1.49)
Total from investment operations	(0.55)	0.33	0.70		(1.53)		(1.51)
Less distributions from:
Net investment income	(0.04)	(0.21)	(0.47)		—		—
Net asset value, end of year	$4.39	$4.98	$4.86		$4.63		$6.16
Total return (a)	(11.13)%	6.95%	15.18%		(24.84)%		(19.69)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$214,324	$177,578	$136,710		$107,459		$173,829
Ratio of gross expenses to average net assets	0.90%	0.92%	0.91%		0.90%		0.85%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%		0.65%		0.65%
Ratio of net expenses to average net assets, excluding interest expense	0.65%	0.65%	0.65%		0.65%		0.65%
Ratio of net investment income (loss) to average net assets	1.19%	0.20%	(0.39)%		(0.62)%		(0.60)%
Portfolio turnover rate	0%	0%	0%		0%		0%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Consolidated Financial Statements

17

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$4.96	$4.85	$4.62		$6.15		$7.66
Income from investment operations:
Net investment income (loss)	0.06 (b)	0.01 (b)	(0.02	)(b)	(0.04	)(b)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.62)	0.31	0.72		(1.49)		(1.45)
Total from investment operations	(0.56)	0.32	0.70		(1.53)		(1.51)
Less distributions from:
Net investment income	(0.03)	(0.21)	(0.47)		—		—
Net asset value, end of year	$4.37	$4.96	$4.85		$4.62		$6.15
Total return (a)	(11.23)%	6.71%	15.24%		(24.88)%		(19.71)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$219,489	$182,766	$135,589		$83,425		$46,129
Ratio of gross expenses to average net assets	1.12%	0.97%	0.99%		1.00%		1.00%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%		0.70%		0.70%
Ratio of net expenses to average net assets, excluding interest expense	0.70%	0.70%	0.70%		0.70%		0.70%
Ratio of net investment income (loss) to average net assets	1.14%	0.15%	(0.43)%		(0.67)%		(0.65)%
Portfolio turnover rate	0%	0%	0%		0%		0%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Consolidated Financial Statements

18

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The CM Commodity Index Fund (the “Fund”) is a diversified series of the Trust and seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Fund may effect certain investments through the Commodities Series Fund I Subsidiary (the “Subsidiary”), a wholly-owned subsidiary. The Fund offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge. The Van Eck Absolute Return Advisers Corporation (the “Adviser”) is the investment adviser to the Fund and its Subsidiary.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest
19

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

20

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary, a Cayman Islands exempted company, was incorporated on June 26, 2009. Consolidated financial statements of the Fund, present the financial position and results of operations for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2018, the Fund held $94,627,069 in its Subsidiary, representing 20% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned subsidiary of the Fund is classified as a controlled foreign corporation (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund investment company taxable income. Net losses of the CFC cannot be deducted by the Fund in the current year nor carried forward to offset taxable income in future years.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
21

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income (loss) included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. There were no distributions from realized capital gains in the prior fiscal year.

E.	Use of Derivative Instruments—The Funds may investment in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Consolidated Schedule of Investments.

At December 31, 2018, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Liabilities
Derivatives
Commodities
Futures Risk
Swap contracts[1]	$12,943,476

[1]	Statement of Assets and Liabilities location: Total return swap contracts, at value
22

The impact of transactions in derivative instruments, during the year ended December 31, 2018, were as follows:

Commodities
Futures Risk
Realized gain (loss):
Swap contracts[1]	$(38,959,414)

Net change in unrealized appreciation (depreciation):
Swap contracts[2]	(23,184,404)

[1]	Statement of Operations location: Net realized gain (loss) on swap contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

Total Return Swaps—The Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the Fund at December 31, 2018 is reflected in the Fund’s Consolidated Schedule of Investments. The average monthly notional amount was $438,781,846 during the year ended December 31, 2018.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments.
23

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities, subject to master netting agreement or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2018. Refer to the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities for collateral received or pledged as of December 31, 2018.

		Gross	Net Amounts
		Amounts	of Liabilities	Financial
	Gross	Offset in the	Presented in	Instruments
	Amounts of	Statement of	the Statement	and
	Recognized	Assets and	of Assets	Collateral	Net
	Liabilities	Liabilities	and Liabilities	Pledged	Amount
UBS - Total return swap contracts	$12,943,476	$—	$12,943,476	$(12,943,476)	$—

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends interest payments on securities sold short, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

24

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2018, are as follows:

		Waiver of
	Expense	Management
	Limitation	Fees
CM Commodity Index Fund
Class A	0.95%	$108,528
Class I	0.65	523,498
Class Y	0.70	860,836

For the year ended December 31, 2018, Van Eck Securities Corporation (the “Distributor”), and affiliate of the Adviser, received a total of $9,948 in sales loads relating to the sale of shares of the Fund, of which $8,673 was reallowed to broker/dealers and the remaining $1,275 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—During the year ended December 31, 2018, the Fund had no purchases and sales of investments, other than U.S. government securities and short-term obligations.

Note 5—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	(Depreciation)
$516,136,798	$5,123	$(53,383,283)	$(53,378,160)

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Total
Undistributed	Accumulated	Other	Unrealized	Distributable
Ordinary	Capital	Temporary	Appreciation	Earnings
Income	Losses	Differences	(Depreciation)	(Loss)
$37,981	$(1,229)	$(130,541)	$(58,348,946)	$(58,442,735)

The tax character of dividends paid to shareholders were as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Ordinary income	$3,702,402	$15,720,114
25

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2018, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses
with No Expiration
$(1,229)

During the year ended December 31, 2018 as a result of permanent book to tax differences primarily due to differences in the treatment of income and realized gains from the Fund’s controlled foreign corporation subsidiary, the Fund incurred differences that affected net distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase
(Decrease)	Increase
in Distributable	(Decrease)
Earnings	in Paid-in-Capital
$37,329,244	$(37,329,244)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets. The use of derivatives, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivative instruments can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it

26

would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities.

Swap agreements entered into by the Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and is recorded as Distribution fees in the Statement of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Class A
Shares sold	4,381,056	3,218,059
Shares reinvested	27,719	144,325
Shares redeemed	(2,045,237)	(4,444,913)
Net increase (decrease)	2,363,538	(1,082,529)
Class I
Shares sold	27,967,057	14,185,388
Shares reinvested	239,217	1,504,093
Shares redeemed	(15,007,475)	(8,150,739)
Net increase	13,198,799	7,538,742
27

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Class Y
Shares sold	27,277,400	15,453,035
Shares reinvested	373,064	1,479,609
Shares redeemed	(14,282,920)	(8,088,214)
Net increase	13,367,544	8,844,430

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Trust (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the average daily loan balance during the three day period for which a loan was outstanding amounted to $3,408,776 and the average interest rate was 3.32%. At December 31, 2018, the Fund had no outstanding borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements—The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on the financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

28

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The impact applicable to registered investment companies was mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

29

VANECK CM COMMODITY INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of CM Commodity Index Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CM Commodity Index Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the Funds constituting the VanEck Funds) at December 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 26, 2019

30

VANECK CM COMMODITY INDEX FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record Date:	12/20/2018
Payable Date:	12/21/2018
Ordinary Income Paid Per Share - Class A	$0.024
Ordinary Income Paid Per Share - Class I	$0.036
Ordinary Income Paid Per Share - Class Y	$0.033
Qualified Dividend Income for Individuals	0.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%
Interest from Federal Obligations	100.00%

The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend income is exempt from state income tax.

Please consult your tax advisor for proper treatment of this information.

31

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.
32

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
33

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
34

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010 - May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
35

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	CMCIAR

ANNUAL REPORT December 31, 2018

VanEck Funds

Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call us at 1-800-826-2333. Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.
Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	VanEck, its affiliates and funds sponsored or managed by VanEck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■   affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

EMERGING MARKETS FUND

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown; and, 3) emerging markets should benefit on a relative basis if China stimulus works.

1

EMERGING MARKETS FUND

(unaudited) (continued)

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find the performance discussion and financial statements for the fund for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CFO and President
VanEck Funds

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus before investing.

2

Fund Review (unaudited)

The Emerging Markets Fund (the “Fund”) lost 23.30% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2018, underperforming the MSCI Emerging Markets Investable Market Index (MSCI EM IMI),1 which lost 15.04%. During the 12 months ended December 31, 2018, the most significant impact on emerging markets and the Fund came from a combination of concerns about: 1) the continuing trade conflict between the U.S. and China (and economic slowdown in China); and, 2) tightening by the U.S. Federal Reserve (Fed) that resulted in a stronger U.S. dollar and higher yields.

2018 was definitely a disappointing year, particularly after a strong result in 2017. But this was not entirely surprising given the Fund’s longstanding significant overweight in small and mid-sized companies and the philosophy of seeking to invest in structural growth. Both growth as a factor, and smaller companies, underperformed the index in 2018. Although the longer-term results of this approach speak for themselves, it is disappointing that both 2016 and 2018 suffered from this effect. Clearly these recent challenges bring down our relative performance rankings for periods that include those years, but we believe that our approach generates better returns in the longer term through a full market cycle.

Unlike the factors described above, we do not feel that our stock selection was so much of an issue for 2018. Especially during the summer, when markets and China were affected by the anticipation of a global growth slowdown, we did a heightened and rigorous re-examination of every one of the Fund’s holdings and really did not make many changes. Typically, we find that the companies that we invest in show relatively strong operating performance during times of stress, although their valuations can be disproportionately affected. The one thing that we can say is that from our experience, periods of underperformance that lead to the attractive valuations that we see now are typically followed by a period of strong outperformance.

China is an important topic for all portfolios but especially for this fund. We will not address all China issues here, we do that in other documents, like our quarterly research outlooks. China is going through some major changes, some positive and some more challenging. But for the purposes of this fund, it is a country where good companies can thrive even though their stock prices are buffeted from time to time by political and other events like the “trade war”.

3

EMERGING MARKETS FUND

(unaudited) (continued)

On a sector level, exposures in the healthcare and financials sectors hurt performance, in addition to a lack of allocation to energy. On a country level, China, Brazil, and Taiwan detracted from performance. On the positive side, consumer staples and real estate worked well for the Fund, as did exposures in South Korea and South Africa.

The Fund’s top three performing individual positions during the period were: The Chinese educational company, TAL Education Group (position sold during the period), a high quality stock that performed well in the first half of the year, but thereafter, along with other Chinese education shares, suffered from uncertainty over government policy on regulatory oversight and fears that changes might negatively affect both growth and income; Brazilian car rental company Movida Participações S.A. (1.6% of Fund net assets*), which was able both to stem previously unexpectedly high losses from its operations in terms of damaged and stolen cars and also markedly improve its car resale business; and YiHai International Holdings Limited (1.0% of Fund net assets*), a leading Chinese compound condiment (seasoning) manufacturer that primarily targets the hot pot condiment market. YiHai continued to benefit from its relationship with restaurant group Haidilao International Holding Limited, its parent company.

The Fund’s three weakest performing companies were: Tencent Holdings Limited (5.7% of Fund net assets*), which suffered from concerns about current regulatory issues, subsequently resolved, in China video gaming and health; associated with its continuing investment in physical assets, Chinese e-commerce company Alibaba Group Holding (5.6% of Fund net assets*), which suffered as margins were revised down; and Samsung Electronics (2.7% of Fund net assets*), which was hit both by concerns about cyclicality and the decline in memory prices in the fourth quarter of the year.

Market Review

2018, a challenging year for global markets, was driven by macroeconomic factors in the form of contracting U.S. dollar liquidity, a rising U.S. dollar, trade conflicts, and a slowdown in global growth, especially in emerging markets’ largest economy, China. After a euphoric start to the year, volatility spiked as inflation fears in the U.S. strengthened the case for higher rates. Global trade renegotiations (NAFTA, Eurozone, and China) also added fuel to the fire. The market saw the start of what can be described as a Thucydidean2 conflict between the U.S. and China over trade and ever-increasing fears of a Chinese economic slowdown.

4

In the midst of it all, we continue to believe that the real story in emerging markets remains the long march of secular growth. Despite the vicissitudes (which we have seen before many times) of the market this year, we remain confident in our companies. We invest for the long term and, in the long term, markets have historically come back. As far as we are concerned, we can report that, in our opinion, some of the world’s best structural growth expressions may be selling at a discount.

Looking forward, there are plenty of reasons to be optimistic in 2019. First, and most importantly, it is hard to make a strong case for the U.S. dollar in 2019 in the face of a slowdown in rising U.S. rates and expanding U.S. twin deficits. Second, we expect positive developments on the China front in 2019. Valuations in emerging markets are currently below the asset class’ long-term average, and at a multi-year low compared to the S&P 500. The picture is, however, not all rosy. We may see further downgrades in the earnings of emerging markets companies in 2019. In addition, a resumption in the trade war between China and the U.S. could also be damaging, at least to sentiments.

For a full list of fund holdings, please visit www.vaneck.com.

For more information or to access investment and market insights from the investment team, visit our web site or subscribe to our commentaries. To review timely updates related to the VanEck Emerging Markets Fund, please visit www.vaneck.com/blogs/emerging-markets-equity. To subscribe to VanEck’s emerging markets equity updates, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Further, the Fund is subject to the risks associated with its investments in Chinese issuers, direct investments, emerging market securities which tends to be more volatile and less liquid than securities traded in developed countries, foreign currency transactions, foreign securities, other investment

5

EMERGING MARKETS FUND

(unaudited) (continued)

companies, Stock Connect, management, market, operational, sectors and small- and medium-capitalization companies risks. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David Semple	Angus Shillington
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2018.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

On April 1, 2017, the MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) replaced the MSCI Emerging Markets Index (MSCI EM) as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI EM IMI is more representative of the emerging markets all capitalization universe.

[1]	The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) is a free float-adjusted market capitalization index that is designed to capture large-, mid- and small-cap representation across 24 emerging markets countries. Emerging Markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
6

[2]	Thucydides, the ancient Athenian historian, when describing Athens’ conflict with an aspiring Sparta in his History of The Peloponnesian War said: “It was the rise of Athens and the fear that this inspired in Sparta that made war inevitable.” Even back in 2014, Chinese President Xi Jinping was quoted in the South China Morning Post saying: “We all need to work together to avoid the Thucydides trap . . .” (South China Morning Post: China needs patience to achieve a peaceful rise, February 8, 2014, https://www.scmp.com/comment/insight-opinion/article/1422780/china-needs-patience-achieve-peaceful-rise?page=all
7

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2018, (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual Total Return (%)	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	(23.30)	(27.69)	(23.87)	(24.63)
Five Year	(0.23)	(1.40)	(1.03)	(1.03)
Ten Year	11.53	10.86	10.67	10.67

Average Annual Total Return (%)	Class I*	Class Y*	MSCI EM IMI
One Year	(22.88)	(23.03)	(15.04)
Five Year	0.29	0.16	1.56
Ten Year	12.09	n/a	8.24
Life^ (annualized)	n/a	3.15	1.76
Life^ (cumulative)	n/a	30.90	16.29

*	Classes are not subject to a sales charge
^	Since April 30, 2010 (Class Y)
8

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees, if any. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) is an all-market capitalization index that is designed to measure equity market performance of 24 emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

9

EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2018 - December 31, 2018
Emerging Markets Fund
Class A
Actual	$1,000.00	$835.00	1.62%	$7.49
Hypothetical**	$1,000.00	$1,017.04	1.62%	$8.24
Class C
Actual	$1,000.00	$831.70	2.36%	$10.90
Hypothetical**	$1,000.00	$1,013.31	2.36%	$11.98
Class I
Actual	$1,000.00	$837.40	1.00%	$4.63
Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y
Actual	$1,000.00	$836.70	1.10%	$5.09
Hypothetical**	$1,000.00	$1,019.66	1.10%	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 94.0%

Argentina: 0.5%
1,004,600	Grupo Supervielle SA (ADR)	$8,719,928
Brazil: 5.0%
4,391,300	Fleury SA #	22,347,902
7,320,400	International Meal Co. Alimentacao SA #	13,391,726
11,810,700	Movida Participacoes SA #	26,162,772
2,060,000	Rumo SA * #	9,019,650
955,000	Smiles Fidelidade SA #	10,774,746
		81,696,796
China / Hong Kong: 32.7%
665,400	Alibaba Group Holding Ltd. (ADR) *	91,206,378
19,716,000	A-Living Services Co. Ltd. * # Reg S 144A	26,677,819
2,144,000	Anta Sports Products Ltd. #	10,264,095
845,000	Baozun, Inc. (ADR) *	24,682,450
49,427,000	Beijing Enterprises Water Group Ltd. #	25,228,770
8,365,994	China Animal Healthcare Ltd. * # § ∞	0
34,918,000	China Maple Leaf Educational Systems Ltd. #	15,548,907
21,130,000	China ZhengTong Auto Services Holdings Ltd. #	12,588,666
13,968,869	Focus Media Information Technology Co. Ltd. #	10,659,138
Number of Shares		Value

China / Hong Kong: (continued)
34,875,000	Fu Shou Yuan International Group Ltd. #	$26,308,746
6,055,000	Galaxy Entertainment Group Ltd. #	38,247,298
653,000	Huazhu Group Ltd. (ADR)	18,695,390
319,796	Kweichow Moutai Co. Ltd. #	27,623,566
8,891,000	Ping An Insurance Group Co. of China Ltd. #	78,436,526
1,067,000	Shenzhou International Group Holdings Ltd. #	12,127,360
354,000	Silergy Corp. #	5,209,347
2,327,500	Tencent Holdings Ltd. #	93,286,951
6,514,000	Yihai International Holding Ltd. #	15,855,858
		532,647,265
Egypt: 1.7%
4,188,250	Commercial International Bank Egypt SAE #	17,506,532
14,870,278	Juhayna Food Industries #	9,330,651
2,941,849	Sarwa Capital SAE *	1,054,532
		27,891,715
Georgia: 1.6%
890,197	Bank of Georgia Group Plc (GBP) #	15,637,700
815,197	Georgia Capital Plc (GBP) *	10,608,700
		26,246,400
Germany: 0.9%
379,000	Delivery Hero SE * # Reg S 144A	14,149,578

See Notes to Financial Statements

12

Number of Shares		Value

Hungary: 0.5%
206,000	OTP Bank Nyrt #	$8,325,096
India: 9.4%
1,137,000	Cholamandalam Investment and Finance Co. Ltd. #	20,550,426
1,442,000	HDFC Bank Ltd. #	43,868,491
441,000	HDFC Bank Ltd. (ADR)	45,683,190
1,973,200	Phoenix Mills Ltd. #	15,909,864
970,000	Quess Corp. Ltd. * # Reg S 144A	9,138,705
1,404,000	Titan Co. Ltd. #	18,650,088
		153,800,764
Indonesia: 2.7%
120,675,000	Bank Rakyat Indonesia Tbk PT #	30,742,939
99,900,000	Bank Tabungan Pensiunan Nasional Syariah Tbk PT * #	12,475,395
		43,218,334
Kenya: 0.7%
53,420,000	Safaricom Plc	11,664,328
Kuwait: 1.0%
1,481,090	Human Soft Holding Co. KSC	15,998,601
Malaysia: 1.7%
13,577,000	Malaysia Airports Holdings Bhd #	27,502,471
Mexico: 2.9%
6,162,247	Qualitas Controladora SAB de CV	12,969,356
Number of Shares		Value

Mexico: (continued)
3,835,000	Regional SAB de CV	$17,623,817
8,049,000	Unifin Financiera SAB de CV SOFOM ENR	17,124,617
		47,717,790
Peru: 0.4%
33,000	Credicorp Ltd. (USD)	7,315,110
Philippines: 5.0%
43,122,700	Ayala Land, Inc. #	33,330,573
139,800,000	Bloomberry Resorts Corp. #	24,998,292
12,263,740	International Container Terminal Services, Inc.	23,321,746
		81,650,611
Poland: 0.6%
222,542	Kruk SA #	9,328,287
Russia: 2.7%
2,191,000	Sberbank of Russia PJSC (ADR) #	23,994,005
712,000	Yandex NV (USD) *	19,473,200
		43,467,205
South Africa: 6.8%
7,886,708	Advtech Ltd.	8,222,458
397,727	Naspers Ltd. #	79,631,487
19,054,810	Transaction Capital Ltd. #	22,544,563
		110,398,508
South Korea: 2.8%
121,000	Koh Young Technology, Inc. #	8,958,001

See Notes to Financial Statements

13

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

South Korea: (continued)
16,900	Samsung Biologics Co. Ltd. * # Reg S 144A	$5,878,407
160,185	Samsung SDI Co. Ltd. * #	31,485,627
		46,322,035
Spain: 2.4%
1,568,367	CIE Automotive SA #	38,493,255
Switzerland: 0.7%
305,000	Wizz Air Holdings Plc (GBP) * # Reg S 144A	10,896,430
Taiwan: 3.8%
3,425,000	Basso Industry Corp. #	5,062,825
4,159,000	Chroma ATE, Inc. #	15,983,750
1,001,960	Gourmet Master Co. Ltd. #	6,708,267
2,053,132	Poya International Co. Ltd. #	21,156,016
2,311,000	TaiMed Biologics, Inc. * #	12,357,006
		61,267,864
Thailand: 2.4%
8,958,000	CP ALL PCL #	18,915,872
14,587,433	Srisawad Corp. PCL (NVDR) #	20,193,304
316,667	Srisawad Corp. PCL - Foreign #	438,361
		39,547,537
Turkey: 3.2%
3,102,147	AvivaSA Emeklilik ve Hayat AS	4,495,695
8,000,392	MLP Saglik Hizmetleri AS * # Reg S 144A	16,169,334
Number of Shares		Value

Turkey: (continued)
8,157,140	Sok Marketler Ticaret AS * #	$16,586,664
4,794,000	Tofas Turk Otomobil Fabrikasi AS #	15,302,496
		52,554,189
United Arab Emirates: 1.0%
471,000	NMC Health Plc (GBP) #	16,438,478
United Kingdom: 0.0%
812,346	Hirco Plc * # § ∞	0
United States: 0.6%
626,000	Laureate Education, Inc. *	9,540,240
Uruguay: 0.3%
2,480,797	Biotoscana Investments SA (BDR) (BRL) *	5,306,278
Total Common Stocks (Cost: $1,517,336,099)		1,532,105,093
PREFERRED STOCKS: 4.4%

Brazil: 1.7%
3,128,890	Itau Unibanco Holding SA, 5.97% #	28,635,994
South Korea: 2.7%
1,546,800	Samsung Electronics Co. Ltd., 4.70% #	44,197,741
Total Preferred Stocks (Cost: $53,565,627)		72,833,735
Total Investments: 98.4% (Cost: $1,570,901,726)		1,604,938,828
Other assets less liabilities: 1.6%		25,404,083
NET ASSETS: 100.0%		$1,630,342,911

See Notes to Financial Statements

14

Definitions:
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
GBP	British Pound
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
Footnotes:
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,251,232,814 which represents 76.7% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $82,910,273, or 5.1% of net assets.

Summary of Investments	% of
by Sector	Investments	Value
Communication Services	13.4%	$214,830,712
Consumer Discretionary	27.5	441,343,132
Consumer Staples	5.5	88,312,611
Financials	28.5	458,272,564
Health Care	4.9	78,497,405
Industrials	8.3	132,719,593
Information Technology	7.2	116,493,604
Real Estate	3.1	49,240,437
Utilities	1.6	25,228,770
	100.0%	$1,604,938,828

See Notes to Financial Statements

15

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$8,719,928	$—	$—	$8,719,928
Brazil	—	81,696,796	—	81,696,796
China / Hong Kong	134,584,218	398,063,047	0	532,647,265
Egypt	1,054,532	26,837,183	—	27,891,715
Georgia	10,608,700	15,637,700	—	26,246,400
Germany	—	14,149,578	—	14,149,578
Hungary	—	8,325,096	—	8,325,096
India	45,683,190	108,117,574	—	153,800,764
Indonesia	—	43,218,334	—	43,218,334
Kenya	11,664,328	—	—	11,664,328
Kuwait	15,998,601	—	—	15,998,601
Malaysia	—	27,502,471	—	27,502,471
Mexico	47,717,790	—	—	47,717,790
Peru	7,315,110	—	—	7,315,110
Philippines	23,321,746	58,328,865	—	81,650,611
Poland	—	9,328,287	—	9,328,287
Russia	19,473,200	23,994,005	—	43,467,205
South Africa	8,222,458	102,176,050	—	110,398,508
South Korea	—	46,322,035	—	46,322,035
Spain	—	38,493,255	—	38,493,255
Switzerland	—	10,896,430	—	10,896,430
Taiwan	—	61,267,864	—	61,267,864
Thailand	—	39,547,537	—	39,547,537
Turkey	4,495,695	48,058,494	—	52,554,189
United Arab Emirates	—	16,438,478	—	16,438,478
United Kingdom	—	—	0	0
United States	9,540,240	—	—	9,540,240
Uruguay	5,306,278	—	—	5,306,278
Preferred Stocks*	—	72,833,735	—	72,833,735
Total	$353,706,014	$1,251,232,814	$0	$1,604,938,828

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

16

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the Year ended December 31, 2018:

	Common Stocks
	China / Hong Kong	United Kingdom
Balance as of December 31, 2017	$0	$0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	0	0
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2018	$0	$0

See Notes to Financial Statements

17

EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (Cost $1,570,901,726)	$1,604,938,828
Cash denominated in foreign currency, at value (Cost $2,408,949)	2,408,949
Receivables:
Investments sold	42,193,625
Shares of beneficial interest sold	23,941,872
Dividends and interest	877,755
Prepaid expenses	121,706
Other assets	11,894
Total assets	1,674,494,629
Liabilities:
Payables:
Investments purchased	19,796,866
Line of credit	6,067,918
Shares of beneficial interest redeemed	16,389,962
Due to Adviser	764,512
Due to Distributor	65,083
Deferred Trustee fees	679,595
Accrued expenses	387,782
Total liabilities	44,151,718
NET ASSETS	$1,630,342,911
Class A Shares:
Net Assets	$117,928,418
Shares of beneficial interest outstanding	8,341,553
Net asset value and redemption price per share	$14.14
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$15.00
Class C Shares:
Net Assets	$29,916,499
Shares of beneficial interest outstanding	2,375,100
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$12.60
Class I Shares:
Net Assets	$575,465,849
Shares of beneficial interest outstanding	38,633,983
Net asset value, offering and redemption price per share	$14.90
Class Y Shares:
Net Assets	$907,032,145
Shares of beneficial interest outstanding	63,278,842
Net asset value, offering and redemption price per share	$14.33
Net Assets consist of:
Aggregate paid in capital	$1,701,201,257
Total distributable earnings (loss)	(70,858,346)
$1,630,342,911

See Notes to Financial Statements

18

EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends – (net of foreign taxes withheld of $3,825,267)		$34,624,302
Expenses:
Management fees	$15,417,556
Distribution fees – Class A	416,205
Distribution fees – Class C	390,462
Transfer agent fees – Class A	272,928
Transfer agent fees – Class C	62,178
Transfer agent fees – Class I	405,847
Transfer agent fees – Class Y	845,436
Administration fees	5,139,870
Custodian fees	850,712
Professional fees	180,482
Registration fees – Class A	15,502
Registration fees – Class C	10,667
Registration fees – Class I	16,334
Registration fees – Class Y	44,172
Reports to shareholders	99,419
Insurance	81,526
Trustees’ fees and expenses	277,234
Interest	2,884
Other	141,199
Total expenses	24,670,613
Waiver of management fees	(1,645,390)
Net expenses		23,025,223
Net investment income		11,599,079
Net realized loss on:
Investments (net of foreign taxes of $2,152)		(46,917,282)
Forward foreign currency contracts		(2,146)
Foreign currency transactions and foreign denominated assets and liabilities		(1,709,236)
Net realized loss		(48,628,664)
Net change in unrealized appreciation (depreciation) on:
Investments		(511,733,624)
Foreign currency transactions and foreign denominated assets and liabilities		(20,203)
Net change in unrealized appreciation (depreciation)		(511,753,827)
Net Decrease in Net Assets Resulting from Operations		$(548,783,412)

See Notes to Financial Statements

19

EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$11,599,079	$4,729,022
Net realized gain (loss)	(48,628,664)	64,647,274
Net change in unrealized appreciation (depreciation)	(511,753,827)	517,090,445
Net increase (decrease) in net assets resulting from operations	(548,783,412)	586,466,741
Distributions to shareholders:
Class A Shares	(33,289)	(188,853)
Class I Shares	(3,993,173)	(3,494,912)
Class Y Shares	(5,501,738)	(3,896,106)
Total distributions	(9,528,200)	(7,579,871)
Share transactions:
Proceeds from sale of shares
Class A Shares	93,172,766	81,886,579
Class C Shares	15,584,890	13,458,696
Class I Shares	325,816,438	221,584,811
Class Y Shares	766,819,492	465,822,978
	1,201,393,586	782,753,064
Reinvestment of distributions
Class A Shares	22,145	151,274
Class I Shares	2,350,099	3,044,432
Class Y Shares	4,103,389	2,982,697
	6,475,633	6,178,403
Cost of shares redeemed
Class A Shares	(129,623,007)	(64,888,500)
Class C Shares	(13,704,735)	(8,046,071)
Class I Shares	(335,799,455)	(178,731,899)
Class Y Shares	(555,130,222)	(190,990,218)
	(1,034,257,419)	(442,656,688)
Net increase in net assets resulting from share transactions	173,611,800	346,274,779
Total increase (decrease) in net assets	(384,699,812)	925,161,649
Net Assets:
Beginning of year	2,015,042,723	1,089,881,074
End of year (a)	$1,630,342,911	$2,015,042,723

(a)	Includes accumulated net investment loss of $1,671,709 in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018 (See Note 11).

See Notes to Financial Statements

20

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$18.44	$12.33		$12.40	$14.24	$14.34
Income from investment operations:
Net investment income	0.03 (b)	—	(b)(c)	0.04	0.02	0.03
Net realized and unrealized gain (loss) on investments	(4.33)	6.13		(0.09)	(1.86)	(0.13)
Total from investment operations	(4.30)	6.13		(0.05)	(1.84)	(0.10)
Less distributions from:
Net investment income	— (c)	(0.02)		(0.02)	— (c)	—
Net asset value, end of year	$14.14	$18.44		$12.33	$12.40	$14.24
Total return (a)	(23.30)%	49.70%		(0.43)%	(12.91)%	(0.70)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$117,928	$195,080		$116,083	$141,901	$108,775
Ratio of gross expenses to average net assets	1.50%	1.47%		1.53%	1.46%	1.54%
Ratio of net expenses to average net assets	1.50%	1.47%		1.53%	1.46%	1.54%
Ratio of net expenses to average net assets, excluding interest expense	1.50%	1.47%		1.53%	1.46%	1.54%
Ratio of net investment income (loss) to average net assets	0.17%	(0.01)%		0.25%	0.20%	0.27%
Portfolio turnover rate	39%	36%		51%	38%	75%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

21

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$16.55		$11.14		$11.30	$13.08	$13.29
Income from investment operations:
Net investment loss	(0.09	)(b)	(0.12	)(b)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(3.86)		5.53		(0.08)	(1.71)	(0.13)
Total from investment operations	(3.95)		5.41		(0.14)	(1.78)	(0.21)
Less distributions from:
Net investment income	—		—		(0.02)	— (c)	—
Net asset value, end of year	$12.60		$16.55		$11.14	$11.30	$13.08
Total return (a)	(23.87)%		48.56%		(1.27)%	(13.60)%	(1.58)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$29,916		$38,736		$22,238	$27,438	$27,199
Ratio of gross expenses to average net assets	2.27%		2.28%		2.32%	2.26%	2.46%
Ratio of net expenses to average net assets	2.27%		2.28%		2.32%	2.26%	2.46%
Ratio of net expenses to average net assets, excluding interest expense	2.27%		2.28%		2.32%	2.26%	2.46%
Ratio of net investment loss to average net assets	(0.57)%		(0.85)%		(0.52)%	(0.59)%	(0.69)%
Portfolio turnover rate	39%		36%		51%	38%	75%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

22

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.46	$13.00	$13.01	$14.86	$14.88
Income from investment operations:
Net investment income	0.12 (b)	0.07 (b)	0.07	0.06	0.08
Net realized and unrealized gain (loss) on investments	(4.58)	6.48	(0.06)	(1.91)	(0.10)
Total from investment operations	(4.46)	6.55	0.01	(1.85)	(0.02)
Less distributions from:
Net investment income	(0.10)	(0.09)	(0.02)	— (c)	—
Net asset value, end of year	$14.90	$19.46	$13.00	$13.01	$14.86
Total return (a)	(22.88)%	50.40%	0.05%	(12.44)%	(0.13)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$575,466	$773,952	$488,066	$274,309	$101,118
Ratio of gross expenses to average net assets	1.14%	1.15%	1.16%	1.14%	1.21%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net expenses to average net assets, excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.68%	0.45%	0.76%	0.64%	0.35%
Portfolio turnover rate	39%	36%	51%	38%	75%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

23

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.73	$12.51	$12.53	$14.33	$14.38
Income from investment operations:
Net investment income	0.10 (b)	0.05 (b)	0.06	0.06	0.09
Net realized and unrealized gain (loss) on investments	(4.41)	6.24	(0.06)	(1.86)	(0.14)
Total from investment operations	(4.31)	6.29	(0.00)	(1.80)	(0.05)
Less distributions from:
Net investment income	(0.09)	(0.07)	(0.02)	— (c)	—
Net asset value, end of year	$14.33	$18.73	$12.51	$12.53	$14.33
Total return (a)	(23.03)%	50.32%	(0.03)%	(12.55)%	(0.35)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$907,032	$1,007,275	$463,494	$259,517	$80,008
Ratio of gross expenses to average net assets	1.16%	1.15%	1.21%	1.23%	1.33%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.16%
Ratio of net expenses to average net assets, excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.16%
Ratio of net investment income to average net assets	0.59%	0.32%	0.65%	0.58%	0.52%
Portfolio turnover rate	39%	36%	51%	38%	75%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

24

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Emerging Markets Fund (the “Fund) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers four classes of shares: Class A, C, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair
25

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication

26

of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains (losses) on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
27

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. At December 31, 2018, the Fund held no warrants.

G.	Use of Derivative Instruments—The Funds may investment in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds derivative instruments. As of December 31, 2018, the Fund held no derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure, or to hedge foreign denominated

28

assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency contracts in the Statement of Operations.

The Fund held forward foreign currency contracts for one month during the year ended December 31, 2018 with an average unrealized depreciation of $5,243. At December 31, 2018, the Fund held no forward foreign currency contracts.

The impact of transactions in derivatives instruments during the year ended December 31, 2018 was as follows:

Foreign Currency Risk
Realized gain (loss):
Foreign forward currency contracts[1]	$(2,146)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on

29

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2018, are as follows:

	Expense Limitation	Waiver of Management Fees
Emerging Markets Fund
Class A	1.60%	$—
Class C	2.50	—
Class I	1.00	987,624
Class Y	1.10	657,766

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets. During the year ended December 31, 2018, the Adviser received $5,139,870 from the Fund pursuant to this contract.

For the year ended December 31, 2018, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser, received a total of $404,024 in sales loads relating to the sale of shares of the Fund, of which $349,463 was reallowed to broker/dealers and the remaining $54,561 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $1,008,069,108 and $776,231,263, respectively.

Note 5—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,578,683,474	$250,577,500	$(224,322,146)	$26,255,354
30

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Undistributed	Accumulated	Late Year	Other	Unrealized	Total
Ordinary	Capital	Loss	Temporary	Appreciation	Distributable
Income	Losses	Deferred	Differences	(Depreciation)	Earnings (Loss)
$143,654	$(96,557,494)	$—	$(679,595)	$26,235,089	$(70,858,346)

The tax character of dividends paid to shareholders were as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Ordinary income	$9,528,200	$7,579,871

At December 31, 2018, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term	Long-Term
Capital Losses	Capital Losses
with No Expiration	with No Expiration	Total
$(96,557,494)	$—	$(96,557,494)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings/(losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2018, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

31

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may invest directly in the Russian local market. As a result of events involving Ukraine and the Russian Federation, the United States and the EU have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Fund.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statement of Operations.

32

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Emerging Markets Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017
Class A
Shares sold	5,413,363	5,351,263
Shares reinvested	1,606	8,362
Shares redeemed	(7,650,448)	(4,199,926)
Net increase (decrease)	(2,235,479)	1,159,699
Class C
Shares sold	991,780	936,932
Shares redeemed	(957,025)	(592,773)
Net increase	34,755	344,159
Class I
Shares sold	18,395,865	13,368,812
Shares reinvested	161,853	159,478
Shares redeemed	(19,690,592)	(11,311,718)
Net increase (decrease)	(1,132,874)	2,216,572
Class Y
Shares sold	44,253,297	28,855,339
Shares reinvested	293,518	162,456
Shares redeemed	(35,055,475)	(12,284,469)
Net increase	9,491,340	16,733,326

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the average daily loan balance during the 20 day period of which a loan was outstanding amounted to $8,845,090 and the average interest rate was 3.71%. At December 31, 2018, the Fund had $6,067,918 of borrowings outstanding under the Facility.

33

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements—The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on the financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The impact applicable to registered investment companies was mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

34

EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the Funds constituting the VanEck Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 26, 2019

35

EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record Date:	12/20/2018
Payable Date:	12/21/2018

Ordinary Income Paid Per Share - Class A	$0.004

Ordinary Income Paid Per Share - Class C	$—

Ordinary Income Paid Per Share - Class I	$0.104

Ordinary Income Paid Per Share - Class Y	$0.085

Qualified Dividend Income for Individuals	100.00	%*

Dividends Qualifying for the Dividends Received Deduction for Corporations	—	*

Foreign Source Income	100.00	%*

Foreign Taxes Paid Per Share to Classes A, I and Y	$0.0374344

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

Please consult your tax advisor for proper treatment of this information.

36

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.
37

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
38

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
39

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010-May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
40

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	EMEAR

ANNUAL REPORT December 31, 2018

VanEck Funds

Global Hard Assets Fund

International Investors Gold Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

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Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

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VANECK FUNDS

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown;

1

VANECK FUNDS

(unaudited) (continued)

and, 3) emerging markets should benefit on a relative basis if China stimulus works.

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find performance discussions and financial statements for each of the funds for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Funds

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

2

GLOBAL HARD ASSETS FUND

December 31, 2018 (unaudited)

Management discussion

The Global Hard Assets Fund (the “Fund”) lost -29.35% (Class A shares, excluding sales charge) in the 12 months ended December 31, 2018, underperforming the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which lost -21.07%. The most significant impact on the natural resources market and the Fund came from the combination of the escalating global trade disputes and the specter of rising of interest rates by the U.S. Federal Reserve.

2018 was a particularly disappointing year for us. Despite the fact that, from both a micro (the companies we follow) and industry perspective, fundamentals have rarely looked better, once again, the natural resources sector underperformed. Indeed, except for 2016, the sector has dramatically underperformed the broader market for four out of the last five years.

During the 12 month period, three factors in particular had a significant negative impact on the Fund’s performance. First, it suffered from its overweight exposure to oil and gas exploration and production companies operating in the Permian Basin which were hurt by constraints in pipeline takeaway capacity. Takeaway is usually a temporary issue as pipeline companies are reluctant to build new capacity until they feel confident that producers will contract for sufficient volumes. It also has been a perpetual issue as various shale basins have been developed over the last decade and we believed that in the Permian it would be well understood that adequate new capacity would be available in 2019. However, Permian based E&P companies were penalized when differentials between Midland and WTI crude prices blew out to as high as $17.90/barrel on August 31, 2018. Recently, differentials have narrowed to as little as $1.00/barrel yet most Permian players have yet to see a similar rebound.

Second, several of the diversified miners in which we invest fell victim to concerns around unique, company-specific, geopolitical issues, in particular in Africa. Geopolitical risks are also somewhat normal course in the mining industry and we mistakenly felt that most situations would have been at least partially recognized and incorporated into valuation.

Third, while the Fund benefited from its overweight exposure to the gold mining industry amidst the market chaos in the first quarter of the year, for the remaining nine months, however, this positioning resulted in a drag upon performance.

3

GLOBAL HARD ASSETS FUND

(unaudited) (continued)

We believe that, trading at valuations as low as they are relative to the broader market, both energy and mining stocks currently present a compelling buying opportunity. In addition, over the last 30 years, natural resource companies have rarely exhibited such a harmonic convergence of desirable fundamentals, including moderate-yet-increasing production growth, low-yet-efficient use of leverage, positive free cash flow generation, and a propensity to return capital to shareholders.

Market Review

At the start of 2018, the prospects for both the natural resources market and the Fund looked encouraging. The benefits (for example from tax cuts and lower regulation) from the first two years of President Trump’s administration were continuing to flow through and, while maybe not constituting a strong tailwind, they were certainly positive. Natural resources stocks looked cheap on a relative basis, and, in many case, also an absolute basis. Expectations were that commodity prices were going to be okay to good and, at minimum, there were going to be upward earnings revisions based on these.

Most exceptionally, natural resources companies accelerated their focus on returns and margins. Industry fundamentals were excellent: balance sheets were strong and returns were improving, as was the visibility and extent of both free cash flow generation and its return to shareholders—among the best we have ever observed

By year end, however, all such hopes had been thoroughly confounded, killed by the twin “evils” of trade and the Fed. Concerns around trade had started first with NAFTA, then touched on Europe, and, finally, moved to China, where things became really bad. Matters were only compounded by the Fed raising rates and, consequently, the U.S. dollar strengthening. The result for the two growth engines of the world economy was: 1) the market started to price in slower U.S. growth (a result of the Fed’s actions); and 2) trade tariffs started to slow down China growth (a result of President Trump’s actions).

Although crude oil prices had been pretty resilient for the most of the year, in its last six weeks or so, in a confluence of events, the bottom fell totally out of the market. These events included continuing exhortations by President Trump for Saudi Arabia to pump more oil, the egregious demise of Jamal Khashoggi, the continued liquidation (after February 2018) of massive speculative long positions in oil and, not least, crude oil

4

production by the U.S., Saudi Arabia, and Russia, the three largest producers in the world, reaching all-time highs.

During the year, the Fed’s interest rate hikes and a strengthening U.S. dollar resulted in weaker gold prices, with gold equities following suit. In the last quarter of the year, however, as the equity markets experienced increasing turmoil, investors rediscovered gold’s safe haven identity and the metal ended the year down only some 1.6%.

Trade concerns, together with fears around Chinese growth prospects and the impact on ultimate consumption (China remains the world’s largest consumer of base metals), “killed” mining companies. While bulks (coal and iron ore) did not suffer as badly, base metals were clobbered, with copper falling approximately 20%.

Grains—soybeans and corn in particular—were also hit hard by trade fears. And while fertilizer stocks held up ‘til close to the end of the year, they, too, rolled over when the market started throwing every other natural resources stock out.

Fund Review

Two of the key aspects that contributed to underperformance of the Fund relative to its benchmark were overweight positions and underperformance in both the oil and gas exploration and production and oil and gas drilling subindustries.

The strongest positive contribution to the Fund’s performance relative to the S&P North American Natural Resources Sector Index resulted from the absence of any allocation to the integrated oil and gas sub-industry.

Among the Fund’s top three performing individual positions were oil and gas exploration and production company RSP Permian, Inc., now part of Concho Resources Inc. (4.5% of Fund net assets*), solar energy company Sunrun Inc. (0.9% of Fund net assets*) and gold mining company Barrick Gold Corporation (2.8% of Fund net assets*). As part of the continuing theme of consolidation amongst oil and gas exploration and production companies, RSP Permian was acquired by Concho. In the energy space, residential solar continues to mature as an asset base, and 2018 was a pivotal year in securitizing these lower-risk, longer-dated assets. Sunrun continues to be a leader in securing an attractive cost of capital amidst higher interest rates, and its outperformance this year was a reflection of this continued execution as well as achieving installation growth above market. Barrick Gold

5

GLOBAL HARD ASSETS FUND

(unaudited) (continued)

benefitted both from its merger deal with Randgold and the rise in gold prices during the last quarter of the year.

Among the Fund’s three weakest performing companies were oil and gas exploration and production company Parsley Energy Inc. (3.1% of Fund net assets*), oil and gas drilling company Patterson-UTI Energy, Inc. (1.9% of Fund net assets*), and copper mining company First Quantum Minerals Ltd. (3.4% of Fund net assets*). Parsley Energy and Patterson-UTI Energy both suffered from concerns about Permian Basin takeaway capacity bottlenecks and subsequent fears of lower drilling and oil field service activity. First Quantum Minerals was victim of concerns around potential changes in mining royalty taxation in Zambia.

For more information or to access investment and market insights from the investment team, visit our web site or subscribe to our commentaries. To review timely updates related to the VanEck Global Hard Assets Fund, please visit www.vaneck.com/blogs/natural-resources. To subscribe to VanEck’s natural resources and commodities updates, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivative, commodity-linked instruments, and illiquid securities. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

6

Shawn Reynolds	Charles T. Cameron
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2018.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.
7

INTERNATIONAL INVESTORS GOLD FUND

December 31, 2018 (unaudited)

Management discussion

The International Investors Gold Fund (the “Fund”) fell 15.99% (Class A shares, excluding sales charge) during the 12 months ended December 31, 2018, underperforming the NYSE Arca Gold Miners Index (GDMNTR)1 which fell 8.54% during the same period. The small-cap gold mining stocks, as represented by the MVIS® Global Junior Gold Miners Index (MVGDXJTR)2 declined 11.25%.

Gold Sector Overview

Throughout 2018, the primary headwind to gold has been the continued strength of the U.S. dollar. However, a weaker U.S. dollar sent the price of gold higher early in the year. Gold traded as high as $1,366 on January 25 and again reached $1,365 per ounce on April 11. This level has been the proverbial price ceiling for gold since 2014. In August, the U.S. Dollar Index (DXY)3 reached fresh yearly highs, which caused gold to fall below the important $1,200 level. Thin summer trading activity enabled sellers to dominate as net speculative positioning on Comex (the primary futures and options market for trading metals) turned short for the first time since 2001 when gold was under $300 per ounce. However, early in December, the gold price gained as the market interpreted the U.S. Federal Reserve’s (Fed) rate hike and their indication of future rate increases as potentially negative for the U.S. economy. Gold closed at $1,282.45 per ounce on December 31, recording an annual loss of $20.60 (-1.6%).

Fund Review

At the end of December 2018, the Fund was almost fully invested in equities, and held no gold bullion.

The Fund’s performance did not meet expectations in 2018, even though there were some strong winners. Mid-tier producer Kirkland Lake Gold Ltd. (10.2% of net assets†) was able to expand high-grade reserves and production, resulting in strong gains for the Fund’s top position. Several of the Fund’s Australian mid-tier holdings also outperformed thanks to strong operating results. The Fund’s top junior developer, Corvus Gold Inc. (2.3% of net assets†), advanced as the company published a robust preliminary economic assessment for its project in Nevada.

It was a particularly difficult year for junior companies. Tax loss selling and liquidation of a large gold fund weighed on juniors in the fourth quarter of 2018. The weak stock performance belies the fact that the sector is generally doing well both operationally and financially. This has resulted in valuations that are well below the long-term average. Strong company

8

fundamentals suggest that this value gap could close once investors take a more positive outlook for the gold price.

However, some fundamental issues did drive down the share price of several companies during the year. A number of junior and mid-tier companies in the portfolio reported unanticipated operating or social problems that impacted performance. An investment decision includes the investment team’s determination, through due diligence, that management is able to mitigate operating and social risks. Thus, when companies fail to operate as planned, we must determine whether it is a temporary issue or a lasting problem for management. In 2018, seven companies failed to properly manage risks, which is more than double the norm. Four of these are no longer in the portfolio, while we expect three of them to regain their lost performance in 2019.

A second area of underperformance was due to geopolitical risks associated with incoming President Andrés Manuel López Obrador of Mexico. It was anticipated that the new president would be unfriendly to business and could empower unions and anti-mining groups. Because of this, the Fund trimmed its exposure to companies with Mexican operations ahead of the June election. However, after the election and before he took office in December, a controversial airport referendum and proposed anti-mining legislation from his party caused stocks to decline. In hindsight, the Fund’s exposure to Mexico should have been reduced even further in light of this geopolitical risk. The Mexican exposure of the Fund will remain below normal until we see more favorable leadership.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, commodity linked instruments, illiquid securities, and small- or mid-cap companies.

9

INTERNATIONAL INVESTORS GOLD FUND

(unaudited) (continued)

The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2018.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

2	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

3	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
10

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

	Class A	Class A	Class C	Class C
Average Annual	Before	After Maximum	Before	After Maximum
Total Return (%)	Sales Charge	Sales Charge	Sales Charge	Sales Charge
One Year	(29.35)	(33.42)	(29.89)	(30.59)
Five Year	(11.77)	(12.81)	(12.46)	(12.46)
Ten Year	(0.09)	(0.69)	(0.88)	(0.88)

Average Annual
Total Return (%)	Class I*	Class Y*	SPGINRTR	MSCI ACWI
One Year	(29.04)	(29.17)	(21.07)	(8.93)
Five Year	(11.42)	(11.55)	(6.50)	4.82
Ten Year	0.31	n/a	2.99	10.05
Life^ (annualized)	n/a	(5.34)	(0.94)	7.42
Life^ (cumulative)	n/a	(37.85)	(7.83)	85.94

*	Classes are not subject to a sales charge
^	Since April 30, 2010 (Class Y)
11

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

The performance quoted represents past performance. Past performance does not guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

S&P® North American Natural Resources Sector Index (SPGINRTR) represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry (reflects no deduction for fees, expenses or taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across 23 developed and 24 emerging market countries (reflects no deduction for fees, expenses or taxes).

12

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

	Class A	Class A	Class C	Class C
Average Annual	Before	After Maximum	Before	After Maximum
Total Return (%)	Sales Charge	Sales Charge	Sales Charge	Sales Charge
One Year	(15.99)	(20.81)	(16.73)	(17.54)
Five Year	0.57	(0.61)	(0.19)	(0.19)
Ten Year	(0.81)	(1.39)	(1.56)	(1.56)

Average Annual
Total Return (%)	Class I*	Class Y*	GDMNTR	MSCI ACWI
One Year	(15.69)	(15.71)	(8.54)	(8.93)
Five Year	1.02	0.89	0.95	4.82
Ten Year	(0.42)	n/a	(3.52)	10.05
Life^ (annualized)	n/a	(7.57)	(8.54)	7.42
Life^ (cumulative)	n/a	(49.45)	(53.88)	85.94

*	Classes are not subject to a sales charge
^	Since April 30, 2010 (Class Y)
13

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold (reflects no deduction for fees, expenses or taxes except withholding taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across 23 developed and 24 emerging market countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

14

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited) (continued)

					Expenses Paid
			Ending		During the Period*
		Beginning	Account Value	Annualized	July 1, 2018 -
		Account Value	December 31,	Expense Ratio	December 31,
		July 1, 2018	2018	During Period	2018
Global Hard Assets Fund
Class A	Actual	$1,000.00	$714.20	1.38%	$5.96
	Hypothetical**	$1,000.00	$1,018.25	1.38%	$7.02
Class C	Actual	$1,000.00	$711.60	2.20%	$9.49
	Hypothetical**	$1,000.00	$1,014.12	2.20%	$11.17
Class I	Actual	$1,000.00	$715.80	0.95%	$4.11
	Hypothetical**	$1,000.00	$1,020.42	0.95%	$4.84
Class Y	Actual	$1,000.00	$715.20	1.13%	$4.89
	Hypothetical**	$1,000.00	$1,019.51	1.13%	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

					Expenses Paid
			Ending		During the Period*
		Beginning	Account Value	Annualized	July 1, 2018 -
		Account Value	December 31,	Expense Ratio	December 31,
		July 1, 2018	2018	During Period	2018
International Investors Gold Fund
Class A	Actual	$1,000.00	$890.40	1.46%	$6.96
	Hypothetical**	$1,000.00	$1,017.85	1.46%	$7.43
Class C	Actual	$1,000.00	$886.40	2.20%	$10.46
	Hypothetical**	$1,000.00	$1,014.12	2.20%	$11.17
Class I	Actual	$1,000.00	$892.80	1.00%	$4.77
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	Actual	$1,000.00	$892.40	1.10%	$5.25
	Hypothetical**	$1,000.00	$1,019.66	1.10%	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
16

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

Number
of Shares		Value

COMMON STOCKS: 96.1%

Bermuda: 2.3%
1,389,800	Golar LNG Ltd. (USD)	$30,242,048
Brazil: 2.7%
2,698,400	Vale SA (ADR)	35,591,896
Canada: 21.2%
972,506	Agnico-Eagle Mines Ltd. (USD)	39,289,242
2,757,100	Barrick Gold Corp. (USD)	37,331,134
1,834,600	Encana Corp. (USD)	10,603,988
5,617,400	First Quantum Minerals Ltd.	45,426,381
779,400	Goldcorp, Inc. (USD)	7,638,120
2,208,800	IAMGOLD Corp. (USD) *	8,128,384
4,689,900	Kinross Gold Corp. (USD) *	15,195,276
1,046,771	Nutrien Ltd. (USD)	49,198,237
3,245,000	Teck Resources Ltd. (USD)	69,897,300
		282,708,062
Israel: 1.4%
527,700	SolarEdge Technologies, Inc. (USD) *	18,522,270
Kuwait: 0.4%
3,592,247	Kuwait Energy Plc (GBP) * # § ø	5,062,685
Monaco: 0.4%
3,034,700	Scorpio Tankers, Inc. (USD)	5,341,072

Switzerland: 5.1%
17,055,525	Glencore Plc (GBP) #	63,413,549
7,219,300	Weatherford International Plc (USD) *	4,035,589
		67,449,138
Number
of Shares		Value

United Kingdom: 5.4%
1,812,200	KAZ Minerals Plc #	$12,329,042
291,326	Randgold Resources Ltd. (ADR) #	24,903,712
732,800	Rio Tinto Plc (ADR)	35,526,144
		72,758,898
United States: 57.2%
277,600	Anadarko Petroleum Corp.	12,169,984
248,300	Bunge Ltd.	13,269,152
1,200,100	CF Industries Holdings, Inc.	52,216,351
498,300	Cimarex Energy Co.	30,720,195
2,308,700	CNX Resources Corp. *	26,365,354
580,782	Concho Resources, Inc. *	59,698,582
739,068	Diamondback Energy, Inc.	68,511,604
670,800	EOG Resources, Inc.	58,500,468
1,420,800	Green Plains Renewable Energy, Inc.	18,626,688
439,700	Halliburton Co.	11,687,226
985,091	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	18,765,983
341,400	Kirby Corp. *	22,996,704
627,600	Louisiana-Pacific Corp.	13,945,272
2,854,000	Nabors Industries Ltd.	5,708,000
1,146,575	Newfield Exploration Co. *	16,808,789
1,162,100	Newmont Mining Corp.	40,266,765
143,100	Ormat Technologies, Inc.	7,484,130

See Notes to Financial Statements

17

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

United States: (continued)
2,541,500	Parsley Energy, Inc. *	$40,613,170
2,417,300	Patterson-UTI Energy, Inc.	25,019,055
308,600	PBF Energy, Inc.	10,081,962
791,400	PDC Energy, Inc. *	23,552,064
438,000	Pioneer Natural Resources Co.	57,605,760
1,905,200	ProPetro Holding Corp. *	23,472,064
270,700	Schlumberger Ltd.	9,766,856
812,100	Steel Dynamics, Inc.	24,395,484
1,110,400	Sunrun, Inc. *	12,092,256
1,174,200	Superior Energy Services, Inc. *	3,933,570
1,467,400	Transocean Ltd *	10,183,756
Number
of Shares		Value

United States: (continued)
487,900	Tyson Foods, Inc.	$26,053,860
1,463,800	WPX Energy, Inc. *	16,614,130
		761,125,234
Total Common Stocks (Cost: $1,289,893,428)		1,278,801,303
MONEY MARKET FUND: 2.3% (Cost: $30,051,517)
30,051,517	AIM Treasury Portfolio – Institutional Class	30,051,517
Total Investments: 98.4% (Cost: $1,319,944,945)		1,308,852,820
Other assets less liabilities: 1.6%		21,587,761
NET ASSETS: 100.0%		$1,330,440,581

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

Footnotes:
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $105,708,988 which represents 7.9% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $5,062,685 which represents 0.4% of net assets.
ø	Restricted Security – the aggregate value of restricted securities is $5,062,685, or 0.4% of net assets.

Restricted securities held by the Fund as of December 31, 2018 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Kuwait Energy Plc	12/19/2011	3,592,247	$10,862,670	$ 5,062,685	0.4%

See Notes to Financial Statements

18

Summary of Investments by Sector	% of Investments	Value
Consumer Staples	3.0%	$39,323,012
Energy	44.7	584,924,659
Industrials	2.7	35,088,960
Information Technology	1.4	18,522,270
Materials	43.9	574,692,289
Money Market Fund	2.3	30,051,517
Real Estate	1.4	18,765,983
Utilities	0.6	7,484,130
	100.0%	$1,308,852,820

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$30,242,048	$—	$—	$30,242,048
Brazil	35,591,896	—	—	35,591,896
Canada	282,708,062	—	—	282,708,062
Israel	18,522,270	—	—	18,522,270
Kuwait	—	5,062,685	—	5,062,685
Monaco	5,341,072	—	—	5,341,072
Switzerland	4,035,589	63,413,549	—	67,449,138
United Kingdom	35,526,144	37,232,754	—	72,758,898
United States	761,125,234	—	—	761,125,234
Money Market Fund	30,051,517	—	—	30,051,517
Total	$1,203,143,832	$105,708,988	$—	$1,308,852,820

Common Stocks
Kuwait
Balance as of December 31, 2017	$3,966,052
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	(3,966,052)
Balance as of December 31, 2018	$—

Transfer out of Level 3 resulted primarily from a pending cash acquisition agreement.

See Notes to Financial Statements

19

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

Number
of Shares		Value

COMMON STOCKS: 99.2%

Australia: 19.2%
10,108,706	Bellevue Gold Ltd. * #	$2,928,775
19,865,741	Cardinal Resources Ltd. ‡ *	6,016,746
14,400,587	Evolution Mining Ltd. #	37,461,910
29,706,005	Gold Road Resources Ltd. * #	13,618,092
342,725	Newcrest Mining Ltd. #	5,267,361
3,316,000	Northern Star Resources Ltd. #	21,645,392
4,140,057	OceanaGold Corp. (CAD)	15,102,171
4,625,000	SolGold Plc (GBP) *	2,166,421
30,786,000	West African Resources Ltd. * #	5,424,693
13,186,400	West African Resources Ltd. (CAD) *	2,366,443
		111,998,004
Canada: 66.1%
653,900	Agnico-Eagle Mines Ltd. (USD)	26,417,560
2,575,714	Alamos Gold, Inc. (USD)	9,272,570
1,039,000	Allegiant Gold Ltd. *	235,929
1,503,000	Allegiant Gold Ltd. * # ø	341,291
1,280,100	Auryn Resources, Inc. *	1,172,081
15,852,836	B2Gold Corp. (USD) *	46,290,281
1,881,000	Barrick Gold Corp. (USD)	25,468,740
1,998,000	Bear Creek Mining Corp. *	1,522,063
667,000	Bear Creek Mining Corp. *	513,590
948,000	Bear Creek Mining Corp. * ø	729,960
Number
of Shares		Value

Canada: (continued)
821,100	Bonterra Resources, Inc. * # § ø	$1,494,550
2,486,730	Bonterra Resources, Inc. ‡ *	4,717,720
5,561,000	Columbus Gold Corp. *	814,679
7,383,640	Continental Gold, Inc. *	12,169,052
7,004,730	Corvus Gold, Inc. ‡ *	13,494,316
481,000	Eastmain Resources, Inc. * #	56,277
3,693,000	Eastmain Resources, Inc. *	446,341
1,839,000	Eastmain Resources, Inc. * # ø	215,163
3,156,627	First Mining Gold Corp. *	566,491
1,888,948	Gold Standard Ventures Corp. (USD) *	2,361,185
1,422,283	Goldcorp, Inc. (USD)	13,938,373
1,035,000	Golden Star Resources Ltd. (USD) *	3,260,250
1,664,672	GT Gold Corp. *	743,810
3,493,000	IAMGOLD Corp. (USD) *	12,854,240
4,124,000	Kinross Gold Corp. (USD) *	13,361,760
2,277,684	Kirkland Lake Gold Ltd. (USD)	59,424,776
4,602,629	Leagold Mining Corp. *	5,832,514
20,864,282	Liberty Gold Corp. ‡ *	4,661,299
773,000	Lundin Gold, Inc. *	2,825,425
2,721,000	Midas Gold Corp. *	1,913,390
3,371,500	Nighthawk Gold Corp. *	1,086,625
9,264,875	Orezone Gold Corp. *	3,868,282

See Notes to Financial Statements

20

Number
of Shares		Value

Canada: (continued)
3,375,000	Orezone Gold Corp. * #	$1,409,134
427,000	Osisko Gold Royalties Ltd. (USD)	3,749,060
5,308,400	Osisko Mining, Inc. *	11,937,290
3,926,600	Otis Gold Corp. *	287,621
2,272,500	Premier Gold Mines Ltd. *	2,679,992
1,001,000	Pretium Resources, Inc. (USD) *	8,458,450
3,758,000	Probe Metals, Inc. *	3,633,578
9,626,000	Pure Gold Mining, Inc. *	4,583,138
9,487,256	Rio2 Ltd. ‡ *	3,335,689
9,067,000	Sabina Gold and Silver Corp. *	8,169,067
5,293,907	Semafo, Inc. *	11,439,368
816,000	SSR Mining, Inc. (USD) *	9,865,440
1,242,000	TMAC Resources, Inc. * Reg S	6,240,932
1,288,986	Wheaton Precious Metals Corp. (USD)	25,173,897
4,954,109	Yamana Gold, Inc. (USD)	11,691,697
		384,724,936
Mexico: 1.7%
901,451	Fresnillo Plc (GBP) #	9,905,259
Monaco: 0.7%
229,079	Endeavour Mining Corp. (CAD) *	3,748,626
South Africa: 0.2%
389,000	Gold Fields Ltd. (ADR)	1,369,280
United Kingdom: 2.9%
200,000	Randgold Resources Ltd. (ADR) #	17,096,800
Number
of Shares		Value

United States: 8.4%
1,853,875	Argonaut Gold, Inc. (CAD) *	$2,118,404
2,160,000	Argonaut Gold, Inc. (CAD) * ø	2,468,210
1,067,900	Newmont Mining Corp.	37,002,735
87,100	Royal Gold, Inc.	7,460,115
		49,049,464
Total Common Stocks (Cost: $423,909,241)		577,892,369
WARRANTS: 0.2%

Canada: 0.2%
2,072,000	Alio Gold, Inc. Warrants (CAD 3.44, expiring 01/22/20) * # §	10,928
1,503,000	Allegiant Gold Ltd. Warrants (CAD 1.20, expiring 01/30/20) * # § ø	41,285
2,872,000	Bonterra Resources, Inc. Warrants (CAD 5.60, expiring 12/28/19) * # §	29,978
938,434	Leagold Mining Corp. Warrants (CAD 3.70, expiring 05/24/20) * # §	36,088
10,822,000	Liberty Gold Corp. Warrants (CAD 0.60, expiring 10/02/21) ‡ * # §	297,264
1,975,000	Probe Metals, Inc. Warrants (CAD 1.45, expiring 06/19/20) * # §	347,202
5,058,500	Pure Gold Mining, Inc. Warrants (CAD 0.85, expiring 05/24/20) * # §	305,689
Total Warrants (Cost: $1,324,450)		1,068,434

See Notes to Financial Statements

21

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

MONEY MARKET FUND: 0.7% (Cost: $3,827,853)
3,827,853	AIM Treasury Portfolio – Institutional Class	$3,827,853
Number
of Shares	Value

Total Investments: 100.1% (Cost: $429,061,544)	$582,788,656
Liabilities in excess of other assets: (0.1)%	(533,137)
NET ASSETS: 100.0%	$582,255,519

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

Footnotes:
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $117,933,131 which represents 20.3% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $2,562,984 which represents 0.4% of net assets.
ø	Restricted Security – the aggregate value of restricted securities is $5,290,459, or 0.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund as of December 31, 2018 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Allegiant Gold Ltd.	11/20/2017	1,503,000	$711,395	$341,291	0.1%
Allegiant Gold Ltd. Warrants	11/20/2017	1,503,000	—	41,285	0.0
Argonaut Gold, Inc.	11/13/2009	2,160,000	10,383,442	2,468,210	0.4
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	729,960	0.1
Bonterra Resources, Inc.	10/26/2018	821,100	2,070,870	1,494,550	0.3
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	215,163	0.0
			$18,534,495	$5,290,459	0.9%

See Notes to Financial Statements

22

Summary of Investments by Sector	% of Investments	Value
Diversified Metals & Mining	1.7%	$10,058,929
Gold	89.1	519,119,815
Precious Metals & Minerals	4.2	24,608,162
Silver	4.3	25,173,897
Money Market Funds	0.7	3,827,853
	100.0%	$582,788,656

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2018 is set forth below:

					Realized		Change in Net
	Value			Sales	Gain	Dividend	Unrealized	Value
Affiliates	12/31/17		Purchases	Proceeds	(Loss)	Income	Gain (Loss)	12/31/18
Bonterra Resources, Inc.	$8,003,032		$11,203,197	$(8,368,935)	$(483,614)	$499,289	$(5,635,961)	$4,717,720
Cardinal Resources Ltd.	8,191,851		—	(19,629)	(3,894)	—	(2,151,582)	6,016,746
Corvus Gold, Inc.	—	(a)	5,217,988	(704,929)	160,488	—	4,350,240	13,494,316
Liberty Gold Corp.	3,587,481		3,168,457	(312,244)	(262,449)	—	(1,519,946)	4,661,299
Liberty Gold Corp. Warrants	—	(a)	463,240	—	—	—	(165,976)	297,264
Orezone Gold Corp.	5,355,995		213,565	(262,045)	(224,716)	—	(1,214,517)	—	(b)
Rio2 Ltd.	—	(a)	8,008,721	(176,166)	(347,823)	—	(4,149,043)	3,335,689
	$25,138,359		$28,275,168	$(9,843,948)	$(1,162,008)	$499,289	$(10,486,785)	$32,523,034

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period
(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

23

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$25,651,781	$86,346,223	$—	$111,998,004
Canada	381,208,521	3,516,415	—	384,724,936
Mexico	—	9,905,259	—	9,905,259
Monaco	3,748,626	—	—	3,748,626
South Africa	1,369,280	—	—	1,369,280
United Kingdom	—	17,096,800	—	17,096,800
United States	49,049,464	—	—	49,049,464
Warrants	—	1,068,434	—	1,068,434
Canada
Money Market Funds	3,827,853	—	—	3,827,853
Total	$464,855,525	$117,933,131	$—	$582,788,656

See Notes to Financial Statements

24

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (1)	$1,308,852,820
Cash	342,851
Receivables:
Investments sold	30,804,917
Shares of beneficial interest sold	7,739,696
Dividends	1,660,479
Prepaid expenses	67,989
Other assets	20,123
Total assets	1,349,488,875
Liabilities:
Payables:
Investments purchased	2,658,285
Shares of beneficial interest redeemed	13,847,585
Due to Adviser	943,625
Due to Distributor	79,499
Deferred Trustee fees	745,086
Accrued expenses	774,214
Total liabilities	19,048,294
NET ASSETS	$1,330,440,581
Net Assets consist of:
Aggregate paid in capital	$2,399,291,073
Total distributable earnings (loss)	(1,068,850,492)
$1,330,440,581
(1) Cost of Investments	$1,319,944,945

See Notes to Financial Statements

25

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$194,180,089
Shares of beneficial interest outstanding	7,566,073
Net asset value and redemption price per share	$25.66
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$27.23
Class C Shares:
Net Assets	$24,453,791
Shares of beneficial interest outstanding	1,115,246
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$21.93
Class I Shares:
Net Assets	$944,774,564
Shares of beneficial interest outstanding	35,064,348
Net asset value, offering and redemption price per share	$26.94
Class Y Shares:
Net Assets	$167,032,137
Shares of beneficial interest outstanding	6,376,910
Net asset value, offering and redemption price per share	$26.19

See Notes to Financial Statements

26

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value
Unaffiliated issuers (1)	$550,265,622
Affiliated issuers (2)	32,523,034
Cash	482,785
Cash denominated in foreign currency, at value (3)	19,595
Receivables:
Investments sold	1,077,990
Shares of beneficial interest sold	836,364
Dividends and interest	215,941
Prepaid expenses	55,470
Other assets	12,602
Total assets	585,489,403
Liabilities:
Payables:
Investments purchased	1,003,317
Shares of beneficial interest redeemed	1,313,211
Due to Adviser	286,819
Due to Distributor	80,872
Deferred Trustee fees	239,470
Accrued expenses	310,195
Total liabilities	3,233,884
NET ASSETS	$582,255,519
Net Assets consist of:
Aggregate paid in capital	$913,862,151
Total distributable earnings (loss)	(331,606,632)
$582,255,519
(1) Cost of Investments – unaffiliated issuers	$394,543,985
(2) Cost of Investments – affiliated issuers	$34,517,559
(3) Cost of cash denominated in foreign currency	$19,587

See Notes to Financial Statements

27

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$200,401,978
Shares of beneficial interest outstanding	26,198,976
Net asset value and redemption price per share	$7.65
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$8.12
Class C Shares:
Net Assets	$31,888,899
Shares of beneficial interest outstanding	4,799,032
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$6.64
Class I Shares:
Net Assets	$243,900,934
Shares of beneficial interest outstanding	24,559,955
Net asset value, offering and redemption price per share	$9.93
Class Y Shares:
Net Assets	$106,063,708
Shares of beneficial interest outstanding	13,560,283
Net asset value, offering and redemption price per share	$7.82

See Notes to Financial Statements

28

GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends	$25,501,786
Foreign taxes withheld	(731,583)
Total income	24,770,203
Expenses:
Management fees	20,056,103
Distribution fees – Class A	751,728
Distribution fees – Class C	409,646
Transfer agent fees – Class A	882,663
Transfer agent fees – Class C	104,147
Transfer agent fees – Class I	263,000
Transfer agent fees – Class Y	418,552
Custodian fees	62,394
Professional fees	128,585
Registration fees – Class A	12,492
Registration fees – Class C	11,092
Registration fees – Class I	12,725
Registration fees – Class Y	13,282
Reports to shareholders	81,721
Insurance	110,991
Trustees’ fees and expenses	330,941
Interest	1,859
Other	39,626
Total expenses	23,691,547
Waiver of management fees	(2,372,275)
Net expenses	21,319,272
Net investment income	3,450,931
Net realized loss on:
Investments sold	(116,893,613)
Foreign currency transactions and foreign denominated assets and liabilities	(25,115)
Net realized loss	(116,918,728)
Net change in unrealized appreciation (depreciation) on:
Investments	(487,218,435)
Foreign currency transactions and foreign denominated assets and liabilities	(895)
Net change in unrealized appreciation (depreciation)	(487,219,330)
Net Decrease in Net Assets Resulting from Operations	$(600,687,127)

See Notes to Financial Statements

29

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends – unaffiliated issuers	$5,783,444
Dividends – affiliated issuers	499,289
Foreign taxes withheld	(229,293)
Total income	6,053,440
Expenses:
Management fees	4,683,013
Distribution fees – Class A	605,762
Distribution fees – Class C	376,531
Transfer agent fees – Class A	441,009
Transfer agent fees – Class C	81,562
Transfer agent fees – Class I	52,662
Transfer agent fees – Class Y	131,155
Administration fees	1,608,853
Custodian fees	64,212
Professional fees	116,482
Registration fees – Class A	11,337
Registration fees – Class C	9,814
Registration fees – Class I	12,862
Registration fees – Class Y	15,883
Reports to shareholders	43,040
Insurance	34,320
Trustees’ fees and expenses	79,770
Interest	2,271
Other	2,825
Total expenses	8,373,363
Waiver of management fees	(291,567)
Net expenses	8,081,796
Net investment loss	(2,028,356)
Net realized gain (loss) on:
Investments sold – unaffiliated issuers	(47,964,500)
Investments sold – affiliated issuers	(1,162,008)
Forward foreign currency contracts	(117,338)
Foreign currency transactions and foreign denominated assets and liabilities	81,342
Net realized loss	(49,162,504)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	(55,910,971)
Investments – affiliated issuers	(10,486,785)
Foreign currency transactions and foreign denominated assets and liabilities	32,437
Net change in unrealized appreciation (depreciation)	(66,365,319)
Net Decrease in Net Assets Resulting from Operations	$(117,556,179)

See Notes to Financial Statements

30

GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income (loss)	$3,450,931	$(4,523,598)
Net realized loss	(116,918,728)	(120,844,187)
Net change in unrealized appreciation (depreciation)	(487,219,330)	88,976,209
Net decrease in net assets resulting from operations	(600,687,127)	(36,391,576)
Distributions to shareholders:
Dividends and distributions
Class I Shares	(2,984,993)	—
Class Y Shares	(125,862)	—
	(3,110,855)	—
Return of capital
Class I Shares	(392,132)	—
Class Y Shares	(16,534)	—
	(408,666)	—
Total distributions	(3,519,521)	—
Share transactions:
Proceeds from sale of shares
Class A Shares	65,747,511	93,096,551
Class C Shares	4,288,439	5,222,944
Class I Shares	242,566,267	340,487,540
Class Y Shares	107,474,906	116,265,208
	420,077,123	555,072,243
Reinvestment of distributions
Class I Shares	2,477,008	—
Class Y Shares	109,108	—
	2,586,116	—
Cost of shares redeemed
Class A Shares	(134,970,892)	(151,966,357)
Class C Shares	(21,981,838)	(40,946,463)
Class I Shares	(438,210,014)	(395,598,814)
Class Y Shares	(130,152,964)	(147,864,211)
	(725,315,708)	(736,375,845)
Net decrease in net assets resulting from share transactions	(302,652,469)	(181,303,602)
Total decrease in net assets	(906,859,117)	(217,695,178)
Net Assets:
Beginning of year	2,237,299,698	2,454,994,876
End of year (a)	$1,330,440,581	$2,237,299,698

(a)	Includes accumulated net investment loss of $468,346 in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018 (See Note 12).

See Notes to Financial Statements

31

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment loss	$(2,028,356)	$(5,444,779)
Net realized gain (loss)	(49,162,504)	10,903,975
Net change in unrealized appreciation (depreciation)	(66,365,319)	73,826,505
Net increase (decrease) in net assets resulting from operations	(117,556,179)	79,285,701
Distributions to shareholders:
Class A Shares	(5,633,199)	(10,518,674)
Class C Shares	(1,028,314)	(1,585,482)
Class I Shares	(5,239,779)	(9,086,540)
Class Y Shares	(2,902,125)	(3,838,065)
Total distributions	(14,803,417)	(25,028,761)
Share transactions:
Proceeds from sale of shares
Class A Shares	43,277,880	43,786,077
Class C Shares	6,696,781	9,183,263
Class I Shares	59,060,559	106,486,154
Class Y Shares	88,491,475	64,278,018
	197,526,695	223,733,512
Reinvestment of distributions
Class A Shares	4,962,007	9,213,637
Class C Shares	912,185	1,395,924
Class I Shares	4,748,584	9,043,195
Class Y Shares	2,428,683	2,985,200
	13,051,459	22,637,956
Cost of shares redeemed
Class A Shares	(82,920,081)	(77,771,060)
Class C Shares	(14,920,603)	(18,057,211)
Class I Shares	(54,266,025)	(33,469,425)
Class Y Shares	(57,998,785)	(51,899,719)
	(210,105,494)	(181,197,415)
Net increase in net assets resulting from share transactions	472,660	65,174,053
Total increase (decrease) in net assets	(131,886,936)	119,430,993
Net Assets:
Beginning of year	714,142,455	594,711,462
End of year (a)	$582,255,519	$714,142,455

(a)	Includes accumulated net investment loss of $29,613,209, in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018 (See Note 12).

See Notes to Financial Statements

32

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$36.32		$36.87		$25.76	$38.89	$48.31
Income from investment operations:
Net investment income (loss)	(0.05	)(b)	(0.17	)(b)	(0.20)	0.05 (b)	(0.07)
Net realized and unrealized gain (loss) on investments	(10.61)		(0.38)		11.32	(13.05)	(9.31)
Total from investment operations	(10.66)		(0.55)		11.12	(13.00)	(9.38)
Less distributions from:
Net investment income	—		—		(0.01)	(0.13)	(0.04)
Net asset value, end of year	$25.66		$36.32		$36.87	$25.76	$38.89
Total return (a)	(29.35)%		(1.49)%		43.17%	(33.42)%	(19.41)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$194,180		$349,066		$418,616	$321,875	$609,885
Ratio of gross expenses to average net assets	1.59%		1.53%		1.50%	1.36%	1.43%
Ratio of net expenses to average net assets	1.38%		1.38%		1.38%	1.36%	1.38%
Ratio of net expenses to average net assets, excluding interest expense	1.38%		1.38%		1.38%	1.36%	1.38%
Ratio of net investment income (loss) to average net assets	(0.15)%		(0.50)%		(0.56)%	0.14%	(0.12)%
Portfolio turnover rate	16%		17%		36%	26%	36%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

33

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2018		2017		2016	2015		2014
Net asset value, beginning of year	$31.28		$32.00		$22.53	$34.32		$42.99
Income from investment operations:
Net investment loss	(0.29	)(b)	(0.39	)(b)	(0.42)	(0.21	)(b)	(0.48)
Net realized and unrealized gain (loss) on investments	(9.06)		(0.33)		9.90	(11.45)		(8.15)
Total from investment operations	(9.35)		(0.72)		9.48	(11.66)		(8.63)
Less distributions from:
Net investment income	—		—		(0.01)	(0.13)		(0.04)
Net asset value, end of year	$21.93		$31.28		$32.00	$22.53		$34.32
Total return (a)	(29.89)%		(2.25)%		42.08%	(33.96)%		(20.07)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$24,454		$53,893		$94,488	$88,945		$202,213
Ratio of gross expenses to average net assets	2.32%		2.19%		2.15%	2.16%		2.19%
Ratio of net expenses to average net assets	2.20%		2.19%		2.15%	2.16%		2.19%
Ratio of net expenses to average net assets, excluding interest expense	2.20%		2.19%		2.15%	2.16%		2.19%
Ratio of net investment loss to average net assets	(0.98)%		(1.33)%		(1.30)%	(0.67)%		(0.93)%
Portfolio turnover rate	16%		17%		36%	26%		36%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

34

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$38.10	$38.51		$26.80	$40.31	$49.89
Income from investment operations:
Net investment income (loss)	0.10 (b)	(0.03	)(b)	(0.06)	0.18 (b)	0.13
Net realized and unrealized gain (loss) on investments	(11.17)	(0.38)		11.78	(13.56)	(9.67)
Total from investment operations	(11.07)	(0.41)		11.72	(13.38)	(9.54)
Less dividends and distributions from:
Net investment income	(0.08)	—		(0.01)	(0.13)	(0.04)
Return of capital	(0.01)	—		—	—	—
Total dividends and distributions	(0.09)	—		(0.01)	(0.13)	(0.04)
Net asset value, end of year	$26.94	$38.10		$38.51	$26.80	$40.31
Total return (a)	(29.04)%	(1.06)%		43.73%	(33.18)%	(19.12)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$944,775	$1,563,581		$1,629,778	$1,307,353	$2,142,879
Ratio of gross expenses to average net assets	1.06%	1.06%		1.05%	1.04%	1.02%
Ratio of net expenses to average net assets	0.95%	0.97%		1.00%	1.00%	1.00%
Ratio of net expenses to average net assets, excluding interest expense	0.95%	0.97%		1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.29%	(0.08)%		(0.17)%	0.50%	0.27%
Portfolio turnover rate	16%	17%		36%	26%	36%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

35

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$37.01	$37.47		$26.11	$39.33	$48.74
Income from investment operations:
Net investment income (loss)	0.04 (b)	(0.08	)(b)	(0.10)	0.13 (b)	0.06
Net realized and unrealized gain (loss) on investments	(10.84)	(0.38)		11.47	(13.22)	(9.43)
Total from investment operations	(10.80)	(0.46)		11.37	(13.09)	(9.37)
Less distributions from:
Net investment income	(0.02)	—		(0.01)	(0.13)	(0.04)
Return of capital	— (c)	—		—	—	—
Total dividends and distributions	(0.02)	—		(0.01)	(0.13)	(0.04)
Net asset value, end of year	$26.19	$37.01		$37.47	$26.11	$39.33
Total return (a)	(29.17)%	(1.23)%		43.55%	(33.27)%	(19.22)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$167,032	$270,760		$312,113	$228,335	$358,429
Ratio of gross expenses to average net assets	1.20%	1.16%		1.19%	1.15%	1.16%
Ratio of net expenses to average net assets	1.13%	1.13%		1.13%	1.13%	1.13%
Ratio of net expenses to average net assets, excluding interest expense	1.13%	1.13%		1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets	0.11%	(0.25)%		(0.30)%	0.37%	0.13%
Portfolio turnover rate	16%	17%		36%	26%	36%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

36

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.38	$8.62	$6.03	$8.00	$8.52
Income from investment operations:
Net investment loss (a)	(0.04)	(0.09)	(0.09)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.47)	1.20	3.23	(1.93)	(0.43)
Total from investment operations	(1.51)	1.11	3.14	(1.97)	(0.52)
Less distributions from:
Net investment income	(0.22)	(0.35)	(0.55)	—	—
Net asset value, end of year	$7.65	$9.38	$8.62	$6.03	$8.00
Total return (b)	(15.99)%	13.03%	53.12%	(24.63)%	(6.10)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$200,402	$285,679	$285,208	$204,987	$281,580
Ratio of gross expenses to average net assets	1.47%	1.43%	1.35%	1.43%	1.47%
Ratio of net expenses to average net assets	1.45%	1.43%	1.35%	1.43%	1.45%
Ratio of net expenses to average net assets, excluding interest expense	1.45%	1.43%	1.35%	1.43%	1.45%
Ratio of net investment loss to average net assets	(0.51)%	(0.93)%	(0.89)%	(0.54)%	(0.88)%
Portfolio turnover rate	35%	32%	28%	45%	43%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

37

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.25	$7.61	$5.41	$7.24	$7.76
Income from investment operations:
Net investment loss (a)	(0.09)	(0.14)	(0.15)	(0.09)	(0.15)
Net realized and unrealized gain (loss) on investments	(1.30)	1.06	2.90	(1.74)	(0.37)
Total from investment operations	(1.39)	0.92	2.75	(1.83)	(0.52)
Less distributions from:
Net investment income	(0.22)	(0.28)	(0.55)	—	—
Net asset value, end of year	$6.64	$8.25	$7.61	$5.41	$7.24
Total return (b)	(16.73)%	12.24%	52.00%	(25.28)%	(6.70)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$31,889	$47,452	$50,632	$32,556	$52,916
Ratio of gross expenses to average net assets	2.27%	2.21%	2.10%	2.22%	2.34%
Ratio of net expenses to average net assets	2.20%	2.20%	2.10%	2.20%	2.20%
Ratio of net expenses to average net assets, excluding interest expense	2.20%	2.20%	2.10%	2.20%	2.20%
Ratio of net investment loss to average net assets	(1.25)%	(1.70)%	(1.65)%	(1.31)%	(1.63)%
Portfolio turnover rate	35%	32%	28%	45%	43%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

38

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.05	$10.97	$7.54	$9.95	$10.54
Income from investment operations:
Net investment income (loss) (a)	(0.01)	(0.06)	(0.06)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.89)	1.54	4.04	(2.40)	(0.54)
Total from investment operations	(1.90)	1.48	3.98	(2.41)	(0.59)
Less distributions from:
Net investment income	(0.22)	(0.40)	(0.55)	—	—
Net asset value, end of year	$9.93	$12.05	$10.97	$7.54	$9.95
Total return (b)	(15.69)%	13.56%	53.63%	(24.22)%	(5.60)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$243,901	$284,621	$183,511	$191,444	$166,371
Ratio of gross expenses to average net assets	1.06%	1.04%	1.01%	1.07%	1.07%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net expenses to average net assets, excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.06)%	(0.51)%	(0.52)%	(0.13)%	(0.43)%
Portfolio turnover rate	35%	32%	28%	45%	43%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

39

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.55	$8.78	$6.12	$8.08	$8.58
Income from investment operations:
Net investment income (loss) (a)	(0.01)	(0.06)	(0.07)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.50)	1.22	3.28	(1.94)	(0.44)
Total from investment operations	(1.51)	1.16	3.21	(1.96)	(0.50)
Less distributions from:
Net investment income	(0.22)	(0.39)	(0.55)	—	—
Net asset value, end of year	$7.82	$9.55	$8.78	$6.12	$8.08
Total return (b)	(15.71)%	13.29%	53.49%	(24.26)%	(5.83)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$106,064	$96,390	$75,361	$28,084	$46,183
Ratio of gross expenses to average net assets	1.18%	1.16%	1.11%	1.21%	1.31%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.13%
Ratio of net expenses to average net assets, excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.13%
Ratio of net investment loss to average net assets	(0.17)%	(0.60)%	(0.66)%	(0.21)%	(0.55)%
Portfolio turnover rate	35%	32%	28%	45%	43%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

40

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of seven portfolios. These financial statements relate only to the following investment portfolios: Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds” and each a “Fund”). The International Investors Gold Fund is classified as a non-diversified fund and may effect certain investments through the Gold Series Fund I Subsidiary, (a wholly-owned “Subsidiary”). The Global Hard Assets Fund is classified as a diversified fund and seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not
41

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and is categorized as Level 2 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“the Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific
42

information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Gold Series Fund I Subsidiary, a Cayman Islands exempted company, was incorporated on November 7, 2011. Consolidated financial statements of the International Investors Gold Fund, present the financial position and results of operation for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2018, the International Investors Gold Fund held $32,584 in its Subsidiary, representing 0.01% of the Fund’s net assets.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net investment
43

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The wholly-owned subsidiary of the International Investors Gold Fund is classified as a controlled foreign corporation (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains (losses) on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions for the Funds are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. There were no distributions from realized capital gains in the prior fiscal year.
44

F.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

G.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

I.	Use of Derivative Instruments—The Funds may investment in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level
45

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. At December 31, 2018, the Funds held no derivative instruments.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities to gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency contracts in the Statements of Operations. The International Investors Gold Fund held forward foreign currency contracts for three months during the year ended December 31, 2018 with an average unrealized depreciation of $126,309. At December 31, 2018, the Fund held no foreign forward currency contracts.

The impact of transactions in derivatives instruments during the year ended December 31, 2018 was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contacts[1]	$(117,338)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

J.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments. At December 31, 2018, the Funds held no financial instruments that would require additional disclosure.
46

Note 3—Investment Management and Other Agreements—The Van Eck Associates Corporation (“VEAC”) is the investment adviser (the “Adviser”) to the Global Hard Assets Fund and International Investors Gold Fund.

The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets:

Fund	Annual Rate
Global Hard Assets Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% on the next $250 million and 0.50% thereafter

The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Funds’ total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2018, are as follows:

	Expense Limitations	Waiver of Management Fees
Global Hard Assets Fund
Class A	1.38%	$620,170
Class C	2.20	49,698
Class I	0.95	1,510,940
Class Y	1.13	191,467
International Investors Gold Fund
Class A	1.45%	$41,553
Class C	2.20	27,747
Class I	1.00	146,388
Class Y	1.10	75,879

The Adviser also performs accounting and administrative services for the International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% per year on the first $750 million of the average daily net assets of the Fund and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2018, the Adviser received $1,608,853 from the International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2018, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $555,269 in sales loads relating to the sale of shares of the Funds, of which $480,696

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VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

was reallowed to broker/dealers and the remaining $74,573 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2018 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Global Hard Assets Fund	$305,729,319	$601,951,887
International Investors Gold Fund	221,700,174	246,015,949

Note 5—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Hard Assets Fund	$1,359,914,951	$294,836,406	$(345,898,537)	$(51,062,131)
International Investors Gold Fund	471,092,143	182,312,096	(70,624,062)	111,688,034

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Global Hard Assets Fund

Undistributed Ordinary Income	Accumulated Capital Losses	Late Year Losses Deferred	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$—	$(1,017,042,379)	$—	$(745,086)	$(51,063,027)	$(1,068,850,492)

International Investors Gold Fund

Undistributed Ordinary Income	Accumulated Capital Losses	Late Year Losses Deferred	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$—	$(441,159,671)	$(1,971,790)	$(241,741)	$111,766,570	$(331,606,632)
48

The tax character of dividends paid to shareholders were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Return of Capital	Ordinary Income
Global Hard Assets Fund	$3,110,855	$408,666	$—
International Investors Gold Fund	14,804,273	—	25,028,761

At December 31, 2018, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Global Hard Assets Fund	$(98,836,968)	$(918,205,411)	$(1,017,042,379)
International Investors Gold Fund	(136,306,899)	(304,852,772)	(441,159,671)

During the year ended December 31, 2018 as a result of permanent book to tax differences primarily due to net operating losses, deemed distributions attributable to the redemption of shares and losses from the investment in a controlled foreign corporation, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
Global Hard Assets Fund	$(40,350)	$40,350
International Investors Gold Fund	17,420,854	(17,420,854)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During

49

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NOTES TO FINANCIAL STATEMENTS

(continued)

the year ended December 31, 2018, the Funds did not incur any interest or penalties.

Note 6—Principal Risks—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. A more complete description of risk is included in the Funds’ Prospectus and Statement of Additional Information.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statement of Operations.

50

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Global Hard Assets Fund		International Investors Gold Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	1,994,668	2,742,692	5,155,820	4,551,698
Shares reinvested	—	—	680,663	1,010,263
Shares redeemed	(4,038,493)	(4,487,810)	(10,085,024)	(8,185,239)
Net decrease	(2,043,825)	(1,745,118)	(4,248,541)	(2,623,278)
Class C
Shares sold	148,481	173,205	942,608	1,088,197
Shares reinvested	—	—	143,878	174,055
Shares redeemed	(755,974)	(1,402,769)	(2,040,789)	(2,158,535)
Net decrease	(607,493)	(1,229,564)	(954,303)	(896,283)
Class I
Shares sold	6,886,782	9,792,548	5,997,035	8,835,760
Shares reinvested	95,233	—	501,435	772,263
Shares redeemed	(12,952,129)	(11,078,063)	(5,567,948)	(2,704,919)
Net increase (decrease)	(5,970,114)	(1,285,515)	930,522	6,903,104
Class Y
Shares sold	3,050,944	3,298,018	10,301,007	6,506,292
Shares reinvested	4,314	—	325,561	321,335
Shares redeemed	(3,994,017)	(4,311,905)	(7,154,659)	(5,325,198)
Net increase (decrease)	(938,759)	(1,013,887)	3,471,909	1,502,429

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the following Fund borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
International Investors Gold Fund	17	$5,911,417	3.41%
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NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2018 the Funds had no outstanding borrowing under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on the financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The impact applicable to registered investment companies was mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

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VANECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Global Hard Assets Fund and International Investors Gold Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to International Investors Gold Fund) of Global Hard Assets Fund and International Investors Gold Fund (collectively referred to as the “Funds”), (two of the funds constituting VanEck Funds (the “Trust”)), including the schedules of investments (consolidated as it relates to International Investors Gold Fund), as of December 31, 2018, and the related statements of operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, statements of changes in net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended, the financial highlights (consolidated as it relates to International Investors Gold Fund) for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to International Investors Gold Fund) of each of the Funds (two of the funds constituting VanEck Funds) at December 31, 2018, and the results of their operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, changes in their net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended and their financial highlights (consolidated as it relates to International Investors Gold Fund) for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
February 26, 2019

53

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TAX INFORMATION

(unaudited)

GLOBAL HARD ASSETS FUND

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record Date:	12/20/2018
Payable Date:	12/21/2018
Ordinary Income Paid Per Share — Class A	$—
Ordinary Income Paid Per Share — Class C	—
Ordinary Income Paid Per Share — Class I	0.0831
Ordinary Income Paid Per Share — Class Y	0.0194
Return of Capital Paid Per Share — Class A	—
Return of Capital Paid Per Share — Class C	—
Return of Capital Paid Per Share — Class I	0.0109
Return of Capital Paid Per Share — Class Y	0.0026
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid.

INTERNATIONAL INVESTORS GOLD FUND

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record Date:	12/20/2018
Payable Date:	12/21/2018
Ordinary Income Paid Per Share — Class A	$0.2193
Ordinary Income Paid Per Share — Class C	$0.2193
Ordinary Income Paid Per Share — Class I	$0.2193
Ordinary Income Paid Per Share — Class Y	$0.2193
Qualified Dividend Income for Individuals	10.14%	*
Dividends Qualifying for the Dividends Received Deduction for Corporations	1.40%	*
Foreign Source Income	7.86%	*
Foreign Taxes Paid Per Share to Classes A, C, I and Y	$—

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

Please consult your tax advisor for proper treatment of this information.

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VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.
55

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
56

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
57

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010 - May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
58

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	GHAIIGAR

ANNUAL REPORT December 31, 2018

VanEck Funds

Unconstrained Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	VanEck, its affiliates and funds sponsored or managed by VanEck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

UNCONSTRAINED EMERGING MARKETS BOND FUND

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown;

1

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

and, 3) emerging markets should benefit on a relative basis if China stimulus works.

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find the performance discussion and financial statements for the fund for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CFO and President

VanEck Funds

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

2

Management Discussion (unaudited)

The Unconstrained Emerging Markets Bond Fund (the “Fund”) lost 6.39% (Class A shares, excluding sales charge) over the 12 month period ended December 31, 2018, while the Fund’s benchmark-a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index2 (GBI-EM) — lost 5.15% over the same period. In terms of those two indices, the GBI-EM local currency3 index was down 6.21%, while the EMBI hard currency4 index lost 4.26% over the 12 month period. The Fund’s bottom up approach resulted in a defensive portfolio for most of 2018 in the form of low duration and selective local currency exposures. This positioning worked well for the Fund during most of 2018, except in December as risk assets rallied, supported by the U.S. Federal Reserve’s (Fed’s) dovish turn on interest rates.

Market Review

Emerging markets (EM) debt — particularly local currency — started the year well, but was pushed down in the second and third quarters by uncertainties about the consequences of global money supply tightening, and the ensuing outperformance of the U.S. dollar. During that period, EM economies with weaker fundamentals (such as larger financing requirements), and concerns about their policy directions, came under severe pressure and many EM central banks were forced to raise their policy rates more than would be justified by local fundamentals alone. Even though EM hard currency debt stabilized in the fourth quarter and local debt staged a “mini rally,” both ended the year in the red.

Global developments — especially higher interest rates in developed markets — were a big driver of EM’s performance in 2018. The U.S. Federal Reserve (the Fed) raised its target rate four times in order to tighten policy, which actually led to easier financial conditions in the second and third quarters as markets priced in risk. The Fed’s hikes initially hit duration generally, and EM hard currency debt specifically. However, a generalized U.S. dollar rally — spurred by the market perception about the relative outperformance of the U.S. economy — caused EM local currency to follow hard currency debt lower as well as the year wore on. Multiple political jitters in Europe (Germany and Italy) contributed to the U.S. dollar’s strength in the middle of the year. Trade tensions with China and renewed concerns about China’s slowdown was another notable development, which affected market perception about

3

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

EM growth prospects. However, the outlook for risky assets, including EM, improved in the fourth quarter and some of the tailwinds behind it are set to last for a while. First, the Fed significantly softened its policy stance due to signs of moderating U.S. growth, reversing rising global interest rates and undercutting the dollar. Second, domestic activity in China is expected to benefit from sizable fiscal, and some monetary, stimulus that was implemented in 2018. Finally, European problems seem to be in hiatus, paving the way for euro strength (especially if the growth outlook is no longer deteriorating).

Fund Review

For the 12 months ending December, 2018, Brazil, Thailand, and Angola contributed most to the Fund’s performance, and exposures to Argentina, Venezuela, and Uruguay detracted most. The Fund was able to generate positive contributions from a list of less-owned emerging markets countries throughout 2018 – for example, Angola, Mongolia, Belarus, Georgia, Cambodia, the Democratic Republic of Congo, and The United Arab Emirates. All these countries reacted positively to idiosyncratic, country-specific factors, boosting the Fund’s relative performance and highlighting the benefits of its bottom-up approach, especially in a down year. The Fund also benefited significantly by not owning Turkey, which is a large benchmark weight and sold off in the tumultuous year. On the other hand, the Fund’s defensive positioning in the form of low duration and low local currency exposures hurt the Fund during the fourth quarter of 2018.

During the year, the Fund took forward positions in a number of currencies that permitted long positions in securities. Forward positions in the Argentinian peso, Turkish lira, and Brazil real contributed positively to the Fund’s performance. Forward positions in the Mexican peso detracted. Forwards as a whole significantly mitigated the Fund’s negative performance for the period.

A number of important EM economies faced their own idiosyncratic challenges in 2018. Turkey, Mexico, and Brazil went through potentially transformative presidential elections, which might affect policy responses in coming months, especially if the global environment becomes challenging once again. The outcome of NAFTA negotiations added an extra dimension as regards Mexican assets-price performance. Argentina’s large financing requirements were so large that they simply could not be met in the more challenging global environment, so the country turned to the International Monetary Fund (IMF). Argentina also showed that markets were unhappy when central banks resorted to

4

large-scale currency interventions. Several major EMs found themselves in this group in the middle of the year and this is something that should warrant attention going forward.

For more information or to access investment and market insights, visit our web site or subscribe to our commentaries. To review timely updates related to emerging markets bonds, please visit www.vaneck.com/blogs/emerging-markets-bonds. To subscribe to VanEck’s emerging markets bonds updates, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, counterparty risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with noninvestment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager
5

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

[3]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro, or yen.
6

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

On May 1, 2015 the Unconstrained Emerging Markets Bond Fund changed its primary benchmark from the GBI-EM to the blended benchmark of 50% EMBI and 50% GBI-EM to reflect the unconstrained long-only nature of the Fund.

	Class A	Class A	Class C	Class C
Average Annual	Before	After Maximum	Before	After Maximum
Total Return (%)	Sales Charge	Sales Charge	Sales Charge	Sales Charge
One Year	(6.39)	(11.81)	(7.15)	(8.03)
Five Year	(0.49)	(1.66)	(1.21)	(1.21)
Life^ (annualized)	0.49	(0.42)	(0.24)	(0.24)
Life^ (cumulative)	3.25	(2.67)	(1.52)	(1.52)

Average Annual			50%EMBI/
Total Return (%)	Class I*	Class Y*	50%GBI-EM
One Year	(6.21)	(6.30)	(5.15)
Five Year	(0.21)	(0.28)	1.95
Life^ (annualized)	0.77	0.70	1.70
Life^ (cumulative)	5.08	4.61	11.55

Average Annual
Total Returns (%)*	GBI-EM	EMBI
One Year	(6.21)	(4.26)
Five Year	(0.96)	4.80
Life^ (annualized)	(0.78)	4.11
Life^ (cumulative)	(4.95)	29.85

*	Classes are not subject to a sales charge
^	Since July 9, 2012 (inception date for all share classes)
7

UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees, if any. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark Index is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) (reflects no deduction for expenses or taxes). The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries (reflects no deduction for expenses or taxes). J.P Morgan Emerging Markets Bond Index Global Diversified tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark (reflects no deduction for expenses or taxes).

8

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

				Expenses Paid
		Ending	Annualized	During the Period*
	Beginning	Account Value	Expense	July 1, 2018 -
	Account Value	December 31,	Ratio	December 31,
	July 1, 2018	2018	During Period	2018
Unconstrained Emerging Markets Bond Fund
Class A
Actual	$1,000.00	$996.40	1.27%	$6.39
Hypothetical**	$1,000.00	$1,018.80	1.27%	$6.46
Class C
Actual	$1,000.00	$991.10	1.97%	$9.89
Hypothetical**	$1,000.00	$1,015.27	1.97%	$10.01
Class I
Actual	$1,000.00	$996.40	0.97%	$4.88
Hypothetical**	$1,000.00	$1,020.32	0.97%	$4.94
Class Y
Actual	$1,000.00	$996.60	1.02%	$5.13
Hypothetical**	$1,000.00	$1,020.06	1.02%	$5.19

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
10

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

Principal
Amount			Value

CORPORATE BONDS: 31.4%

Argentina: 1.2%
USD	281,000	Cia General de Combustibles SA 9.50%, 11/07/19 (c) Reg S	$264,140
Bermuda: 1.2%
	278,000	Geopark Ltd. 6.50%, 09/21/21 (c) Reg S	258,193
Brazil: 1.2%
	333,000	Samarco Mineracao SA 5.75%, 10/24/23 (d) * Reg S	263,070
Cayman Islands: 3.1%
	206,000	China Evergrande Group 7.00%, 03/23/20	206,083
		Fantasia Holdings Group Co. Ltd.
	130,000	7.38%, 10/04/19 (c) Reg S	95,419
	182,000	8.38%, 03/08/21 Reg S	139,219
	220,000	NagaCorp. Ltd. 9.38%, 05/21/20 (c) 144A	226,164
			666,885
Colombia: 1.3%
	306,000	Credivalores-Crediservicios SAS 9.75%, 07/27/20 (c) 144A	267,750
Indonesia: 1.3%
	255,000	Bukit Makmur Mandiri Utama PT 7.75%, 02/13/20 (c) Reg S	254,902
	60,829	Bumi Resources Tbk PT 0.00%, 12/11/22 ^ (b) *	25,852
			280,754
Ireland: 1.3%
	274,000	Eurotorg LLC via Bonitron DAC 8.75%, 10/30/22 144A	275,518
Luxembourg: 2.8%
	210,000	CSN Resources SA 6.50%, 07/21/20 Reg S	203,595
	171,000	MHP Lux SA 6.95%, 04/03/26 144A	147,847
	248,000	Topaz Marine SA 9.13%, 07/26/19 (c) 144A	249,763
			601,205
Malaysia: 1.3%
MYR	1,111,000	Country Garden Real Estate Sdn Bhd 6.60%, 02/23/23	268,886

See Notes to Financial Statements

11

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

Mauritius: 1.2%
USD	244,000	HTA Group Ltd. 9.13%, 03/08/19 (c) Reg S	$248,758
Mexico: 0.0%
MXN	380,000	Corp. GEO SAB de CV 9.25%, 02/08/19 (c) (d) § *	95
Mongolia: 1.4%
USD	287,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/20 Reg S	299,920
Netherlands: 0.7%
	170,000	Metinvest BV 7.75%, 01/23/23 (c) 144A	155,287
Nigeria: 1.0%
	217,000	SEPLAT Petroleum Development Co. Plc 9.25%, 04/01/20 (c) 144A	215,691
Panama: 1.2%
	227,000	AES El Salvador Trust II 6.75%, 01/30/19 (c) Reg S	203,449
	41,000	Avianca Holdings SA 8.38%, 01/30/19 (c) Reg S	39,719
			243,168
Peru: 2.6%
	163,000	Hunt Oil Co. of Peru LLC 6.38%, 06/01/28 144A	165,714
	191,000	Minsur SA 6.25%, 02/07/24 Reg S	195,966
	204,000	Nexa Resources Peru SAA 4.63%, 03/28/23 Reg S	199,412
			561,092
Singapore: 2.5%
		Eterna Capital Pte Ltd.
	42,304	6.00% 01/30/19 (c) Reg S	41,158
	226,598	8.00% 01/30/19 (c)	202,563
	321,000	Indika Energy Capital III Pte Ltd. 5.88%, 11/09/21 (c) Reg S	280,703
			524,424
Thailand: 1.0%
	199,000	Thaioil Treasury Center Co. Ltd. 4.63%, 11/20/28 144A	201,128
Ukraine: 1.0%
	213,000	Kernel Holding SA 8.75%, 01/31/22 Reg S	204,818

See Notes to Financial Statements

12

Principal
Amount			Value

United Kingdom: 2.8%
USD	193,831	DTEK Finance Plc 10.75% 01/31/19 (c)	$179,022
	283,000	Petra Diamonds US$ Treasury Plc 7.25%, 05/01/19 (c) Reg S	262,482
	160,000	Tullow Oil Plc 7.00%, 03/01/21 (c) 144A	149,200
			590,704
United States: 1.3%
	296,000	Azul Investments LLP 5.88%, 10/26/21 (c) Reg S	277,503
Total Corporate Bonds (Cost: $6,921,492)			6,668,989
FOREIGN GOVERNMENT OBLIGATIONS: 66.6%
Argentina: 9.2%
ARS	25,691,235	Argentina POM Politica Monetaria 59.26% (Argentina Central Bank 7-day Repo Reference Rate+.00%), 06/21/20 (f)	739,761
USD	396,000	Argentine Republic Government International Bond 5.63%, 01/26/22	335,610
		Provincia de Buenos Aires
	499	4.00%, 05/15/35 (s) Reg S	293
	334,000	9.13%, 03/16/24 Reg S	278,055
	597,000	10.88%, 01/26/21 Reg S	591,030
			1,944,749
Belarus: 2.4%
		Republic of Belarus International Bonds
	162,000	6.20%, 02/28/30 144A	149,319
	351,000	6.88%, 02/28/23 Reg S	359,081
			508,400
Brazil: 7.4%
		Brazil Notas do Tesouro Nacional, Series F
BRL	3,182,000	10.00%, 01/01/27	859,838
	2,651,000	10.00%, 01/01/29	720,880
			1,580,718
Czech Republic: 2.1%
		Czech Republic Government Bonds
CZK	5,450,000	0.45%, 10/25/23 Reg S	228,520
	4,730,000	2.50%, 08/25/28 Reg S	222,157
			450,677
Dominican Republic: 1.6%
USD	352,000	Dominican Republic International Bond 5.50%, 01/27/25 Reg S	349,800

See Notes to Financial Statements

13

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

El Salvador: 3.2%
		El Salvador Government International Bonds
USD	196,000	5.88%, 01/30/25 Reg S	$181,545
	501,000	7.38%, 12/01/19 Reg S	504,757
			686,302
Georgia: 1.9%
	386,000	Georgia Government International Bond 6.88%, 04/12/21 Reg S	406,101
Ghana: 1.7%
	377,000	Ghana Government International Bond 7.88%, 08/07/23 Reg S	370,112
Guatemala: 1.9%
	425,000	Guatemala Government Bond 4.50%, 05/03/26 Reg S	400,031
Indonesia: 4.8%
		Indonesia Treasury Bonds
IDR	6,371,000,000	5.63%, 05/15/23	407,048
	8,694,000,000	8.13%, 05/15/24	615,506
			1,022,554
Mexico: 4.7%
		Mexican Bonos
MXN	11,270,000	8.50%, 11/18/38	552,422
	8,150,000	10.00%, 12/05/24	440,894
			993,316
Mongolia: 2.5%
USD	135,000	Development Bank of Mongolia LLC 7.25%, 10/23/23 144A	132,710
	410,000	Mongolia Government International Bond 5.63%, 05/01/23 Reg S	389,521
			522,231
Nigeria: 1.7%
	363,000	Nigeria Government International Bond 7.63%, 11/21/25 144A	351,467
Peru: 1.4%
PEN	955,000	Peru Government Bond 5.94%, 02/12/29 Reg S 144A	287,595
Rwanda: 0.9%
USD	195,000	Rwanda Government International Bond 6.63%, 05/02/23 Reg S	193,920

See Notes to Financial Statements

14

Principal
Amount			Value

South Africa: 5.0%
		Republic of South Africa Government Bonds
ZAR	10,218,000	8.00%, 01/31/30	$643,028
	2,673,000	8.25%, 03/31/32	166,757
	3,250,000	10.50%, 12/21/26	245,955
			1,055,740
Thailand: 8.9%
		Thailand Government Bonds
THB	20,933,000	2.13%, 12/17/26	629,298
	22,414,000	2.40%, 12/17/23	696,492
	4,400,000	2.88%, 12/17/28	139,709
	12,469,000	3.78%, 06/25/32	422,542
			1,888,041
Ukraine: 3.6%
		Ukraine Government International Bonds
USD	455,000	8.99%, 02/01/24 144A	425,657
	354,000	9.75%, 11/01/28 144A	332,695
			758,352
Venezuela: 1.7%
		Venezuela Government International Bonds
	848,000	11.95%, 08/05/31 (d) * Reg S	202,460
	621,000	12.75%, 08/23/22 (d) * Reg S	149,040
			351,500
Total Foreign Government Obligations (Cost: $14,182,632)			14,121,606

Number
of Shares
COMMON STOCK: 0.0%
Mexico: 0.0% (Cost: $0)
	10,247	Corp. GEO SAB de CV * # § ¥	162
MONEY MARKET FUND: 4.0% (Cost: $843,772)
	843,772	AIM Treasury Portfolio – Institutional Class	843,772

Total Investments: 102.0% (Cost: $21,947,896)			21,634,529
Liabilities in excess of other assets: (2.0)%			(433,193)
NET ASSETS: 100.0%			$21,201,336

See Notes to Financial Statements

15

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
ARS	Argentine Peso
BRL	Brazilian Real
CZK	Czech Koruna
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

Footnotes:
(b)	Contingent Value Right
(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default of coupon payment
(f)	Floating Rate Bond – coupon reflects the rate in effect at the end of the reporting period
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
^	Zero Coupon Bond
*	Non-income producing
§	Illiquid Security – the aggregate value of illiquid securities is $257 which represents 0.0% of net assets.
¥	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $162 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $3,733,505, or 17.6% of net assets.

See Notes to Financial Statements

16

Summary of Investments by Sector	% of Investments	Value
Basic Materials	7.1%	$1,534,714
Communications	1.1	248,758
Consumer, Cyclical	3.8	818,904
Consumer, Non-cyclical	1.6	352,665
Energy	7.9	1,702,661
Financial	5.9	1,277,277
Government	65.3	14,121,606
Industrial	2.5	530,723
Utilities	0.9	203,449
Money Market Fund	3.9	843,772
	100.0%	$21,634,529

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$6,668,989	$—	$6,668,989
Foreign Government Obligations*	—	14,121,606	—	14,121,606
Common Stocks*	—	—	162	162
Money Market Fund	843,772	—	—	843,772
Total	$843,772	$20,790,595	$162	$21,634,529

* See Schedule of Investments for geographic sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2018:

Common Stock
Mexico
Balance as of December 31, 2017	$—
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(500)
Purchases	—
Sales	—
Transfers in and/or out of level 3	662
Balance as of December 31, 2018	$162

Transfers to Level 3 resulted primarily from a decrease in securities trading activities.

See Notes to Financial Statements

17

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (Cost $21,947,896)	$21,634,529
Cash denominated in foreign currency, at value (Cost $73,243)	73,139
Receivables:
Investments sold	50
Shares of beneficial interest sold	14,986
Dividends and interest	397,455
Prepaid expenses	1,181
Other assets	231
Total assets	22,121,571
Liabilities:
Payables:
Investments purchased	205,693
Shares of beneficial interest redeemed	592,994
Due to Adviser	5,858
Due to custodian	18,753
Due to Distributor	2,748
Deferred Trustee fees	16,071
Accrued expenses	78,118
Total liabilities	920,235
NET ASSETS	$21,201,336
Class A Shares:
Net Assets	$4,793,366
Shares of beneficial interest outstanding	780,017
Net asset value and redemption price per share	$6.15
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$6.53
Class C Shares:
Net Assets	$1,581,767
Shares of beneficial interest outstanding	268,843
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$5.88
Class I Shares:
Net Assets	$9,902,236
Shares of beneficial interest outstanding	1,584,105
Net asset value, offering and redemption price per share	$6.25
Class Y Shares:
Net Assets	$4,923,967
Shares of beneficial interest outstanding	790,204
Net asset value, offering and redemption price per share	$6.23
Net Assets consist of:
Aggregate paid in capital	$54,644,892
Total distributable earnings (loss)	(33,443,556)
$21,201,336

See Notes to Financial Statements

18

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends	$17,746
Interest (net of foreign taxes withheld of $7,019)	2,529,543
Total income	2,547,289

Expenses:
Management fees	296,291
Distribution fees – Class A	13,759
Distribution fees – Class C	20,676
Transfer agent fees – Class A	20,263
Transfer agent fees – Class C	16,169
Transfer agent fees – Class I	14,831
Transfer agent fees – Class Y	21,061
Custodian fees	21,156
Professional fees	87,862
Registration fees – Class A	10,754
Registration fees – Class C	10,771
Registration fees – Class I	10,771
Registration fees – Class Y	10,771
Reports to shareholders	25,802
Insurance	3,993
Trustees’ fees and expenses	7,014
Interest	3,528
Other	5,259
Total expenses	600,731
Waiver of management fees	(205,442)
Net expenses	395,289
Net investment income	2,152,000

Net realized gain (loss) on:
Investments (net of foreign taxes of $16)	(4,172,565)
Forward foreign currency contracts	590,771
Foreign currency transactions and foreign denominated assets and liabilities	(47,134)
Net realized loss	(3,628,928)

Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $1,312)	(1,084,012)
Foreign currency transactions and foreign denominated assets and liabilities	(1,048)
Net change in unrealized appreciation (depreciation)	(1,085,060)
Net Decrease in Net Assets Resulting from Operations	$(2,561,988)

See Notes to Financial Statements

19

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$2,152,000	$5,706,836
Net realized gain (loss)	(3,628,928)	4,918,285
Net change in unrealized appreciation (depreciation)	(1,085,060)	54,776
Net increase (decrease) in net assets resulting from operations	(2,561,988)	10,679,897

Distributions to shareholders:
Dividends and distributions
Class A Shares	—	(585,521)
Class C Shares	—	(210,020)
Class I Shares	—	(3,537,688)
Class Y Shares	—	(1,368,185)
	—	(5,701,414)
Return of capital
Class A Shares	(345,906)	—
Class C Shares	(107,070)	—
Class I Shares	(1,437,225)	—
Class Y Shares	(471,089)	—
	(2,361,290)	—
Total distributions	(2,361,290)	(5,701,414)

Share transactions:
Proceeds from sale of shares
Class A Shares	369,249	1,899,611
Class C Shares	161,154	352,050
Class I Shares	656,158	368,697
Class Y Shares	1,075,717	3,849,473
	2,262,278	6,469,831
Reinvestment of distributions
Class A Shares	212,528	392,260
Class C Shares	87,344	169,142
Class I Shares	193,474	255,019
Class Y Shares	365,743	875,483
	859,089	1,691,904
Cost of shares redeemed
Class A Shares	(888,235)	(5,446,711)
Class C Shares	(856,227)	(857,117)
Class I Shares	(16,135,572)	(58,909,481)
Class Y Shares	(7,653,625)	(16,700,037)
	(25,533,659)	(81,913,346)
Net decrease in net assets resulting from share transactions	(22,412,292)	(73,751,611)
Total decrease in net assets	(27,335,570)	(68,773,128)
Net Assets:
Beginning of year	48,536,906	117,310,034
End of year (a)	$21,201,336	$48,536,906

(a)	Includes accumulated net investment loss of $141,153 in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018 (See Note 11).

See Notes to Financial Statements

20

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$7.00	$6.77	$6.64	$8.18	$8.55
Income from investment operations:
Net investment income	0.38 (b)	0.49 (b)	0.25	0.45	0.54
Net realized and unrealized gain (loss) on investments	(0.81)	0.29	0.15	(1.53)	(0.37)
Total from investment operations	(0.43)	0.78	0.40	(1.08)	0.17
Less dividends and distributions from:
Net investment income	—	(0.55)	(0.16)	—	(0.38)
Return of capital	(0.42)	—	(0.11)	(0.46)	(0.16)
Total dividends and distributions	(0.42)	(0.55)	(0.27)	(0.46)	(0.54)
Net asset value, end of year	$6.15	$7.00	$6.77	$6.64	$8.18
Total return (a)	(6.39)%	11.68%	6.06%	(13.60)%	1.83%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,793	$5,821	$8,657	$11,763	$36,990
Ratio of gross expenses to average net assets	2.05%	1.71%	1.68%	1.44%	1.32%
Ratio of net expenses to average net assets	1.26%	1.26%	1.25%	1.25%	1.25%
Ratio of net expenses to average net assets, excluding interest expense	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	5.78%	7.02%	3.70%	5.63%	6.04%
Portfolio turnover rate	269%	568%	546%	605%	410%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

21

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$6.68	$6.53	$6.45	$8.02	$8.45
Income from investment operations:
Net investment income	0.32 (b)	0.43 (b)	0.21	0.37	0.46
Net realized and unrealized gain (loss) on investments	(0.79)	0.27	0.14	(1.48)	(0.35)
Total from investment operations	(0.47)	0.70	0.35	(1.11)	0.11
Less dividends and distributions from:
Net investment income	—	(0.55)	(0.16)	—	(0.38)
Return of capital	(0.33)	—	(0.11)	(0.46)	(0.16)
Total dividends and distributions	(0.33)	(0.55)	(0.27)	(0.46)	(0.54)
Net asset value, end of year	$5.88	$6.68	$6.53	$6.45	$8.02
Total return (a)	(7.15)%	10.86%	5.45%	(14.26)%	1.11%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,582	$2,447	$2,723	$3,669	$6,714
Ratio of gross expenses to average net assets	3.53%	3.38%	3.01%	2.68%	2.60%
Ratio of net expenses to average net assets	1.96%	1.96%	1.95%	1.95%	1.95%
Ratio of net expenses to average net assets, excluding interest expense	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	5.01%	6.38%	3.20%	4.93%	5.37%
Portfolio turnover rate	269%	568%	546%	605%	410%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

22

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$7.13	$6.87	$6.71	$8.23	$8.58
Income from investment operations:
Net investment income	0.40 (b)	0.51 (b)	0.31	0.47	0.55
Net realized and unrealized gain (loss) on investments	(0.83)	0.30	0.12	(1.53)	(0.36)
Total from investment operations	(0.43)	0.81	0.43	(1.06)	0.19
Less dividends and distributions from:
Net investment income	—	(0.55)	(0.16)	—	(0.38)
Return of capital	(0.45)	—	(0.11)	(0.46)	(0.16)
Total dividends and distributions	(0.45)	(0.55)	(0.27)	(0.46)	(0.54)
Net asset value, end of year	$6.25	$7.13	$6.87	$6.71	$8.23
Total return (a)	(6.21)%	11.96%	6.45%	(13.27)%	2.06%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$9,902	$28,261	$82,960	$130,494	$135,421
Ratio of gross expenses to average net assets	1.33%	1.06%	0.96%	0.94%	0.95%
Ratio of net expenses to average net assets	0.96%	0.96%	0.95%	0.94%	0.95%
Ratio of net expenses to average net assets, excluding interest expense	0.95%	0.95%	0.95%	0.94%	0.95%
Ratio of net investment income to average net assets	5.91%	7.08%	4.37%	6.27%	6.38%
Portfolio turnover rate	269%	568%	546%	605%	410%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

23

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$7.10	$6.84	$6.69	$8.22	$8.57
Income from investment operations:
Net investment income	0.39 (b)	0.51 (b)	0.29	0.48	0.50
Net realized and unrealized gain (loss) on investments	(0.82)	0.30	0.13	(1.55)	(0.31)
Total from investment operations	(0.43)	0.81	0.42	(1.07)	0.19
Less dividends and distributions from:
Net investment income	—	(0.55)	(0.16)	—	(0.38)
Return of capital	(0.44)	—	(0.11)	(0.46)	(0.16)
Total dividends and distributions	(0.44)	(0.55)	(0.27)	(0.46)	(0.54)
Net asset value, end of year	$6.23	$7.10	$6.84	$6.69	$8.22
Total return (a)	(6.30)%	12.01%	6.32%	(13.41)%	2.06%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,924	$12,008	$22,970	$22,505	$47,564
Ratio of gross expenses to average net assets	1.65%	1.30%	1.19%	1.07%	1.08%
Ratio of net expenses to average net assets	1.01%	1.01%	1.00%	1.00%	1.00%
Ratio of net expenses to average net assets, excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	5.83%	7.15%	4.12%	6.08%	6.14%
Portfolio turnover rate	269%	568%	546%	605%	410%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

24

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. The Fund currently offers four classes of shares: Class A, C, I and Y shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (as described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S.
25

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication
26

of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are generally declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
27

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income (loss) included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. There were no distributions from realized capital gains in the prior fiscal year.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Funds may investment in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below. At December 31, 2018, the Fund held no derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency
28

exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency contracts in the Statement of Operations. The Fund held forward foreign currency contracts for 12 months during the year ended December 31, 2018 with an average unrealized appreciation of $6,428. At December 31, 2018, the Fund held no forward foreign currency contracts.

The impact of transactions in derivatives instruments during the year ended December 31, 2018 was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contacts[1]	$590,771

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. At December 31, 2018, the Fund held no financial instruments that would require additional disclosure.

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
29

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.80% of the first $1.5 billion of average daily net assets and 0.75% of the average daily net assets in excess of $1.5 billion. The Adviser has agreed, until at least May 1, 2019, to waive management fees and/or pay Fund expenses to prevent the Fund’s annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2018, are as follows:

	Expense Limitations	Waiver of Management Fees
Unconstrained Emerging Markets Bond Fund
Class A	1.25%	$43,214
Class C	1.95	32,408
Class I	0.95	82,427
Class Y	1.00	47,393

For the year ended December 31, 2018, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser, received a total of $9,294 in sales loads relating to the sale of shares of the Fund, of which $8,000 was reallowed to broker/dealers and the remaining $1,294 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $94,862,173 and $113,067,435, respectively.

Note 5—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$22,011,850	$336,130	$(713,451)	$(377,321)
30

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late Year Loss Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$—	$(32,950,922)	$(75,514)	$(36,868)	$(380,252)	$(33,443,556)

*	Qualified late year losses incurred after October 31, 2018 are deemed to arise on the January 1, 2019.

The tax character of dividends paid to shareholders were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Ordinary income	$—	$5,701,414
Return of capital	2,361,290	—
Total	$2,361,290	$5,701,414

At December 31, 2018, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(32,070,018)	$(880,904)	$(32,950,922)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2018, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

31

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Fund may invest directly in the Russian local market. As a result of certain events involving the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Fund.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	55,123	269,296
Shares reinvested	32,416	55,569
Shares redeemed	(138,727)	(772,572)
Net decrease	(51,188)	(447,707)
32

	Year Ended December 31, 2018	Year Ended December 31, 2017
Class C
Shares sold	27,080	51,754
Shares reinvested	13,956	24,987
Shares redeemed	(138,265)	(127,549)
Net decrease	(97,229)	(50,808)
Class I
Shares sold	98,335	51,359
Shares reinvested	28,716	35,540
Shares redeemed	(2,505,934)	(8,202,241)
Net decrease	(2,378,883)	(8,115,342)
Class Y
Shares sold	156,095	541,511
Shares reinvested	54,737	122,610
Shares redeemed	(1,112,357)	(2,328,727)
Net decrease	(901,525)	(1,664,606)

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the average daily loan balance during the thirty-one days period for which a loan was outstanding amounted to $1,628,209 and the average interest rate was 3.14%. At December 31, 2018, the Fund had no borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

33

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 11—Recent Accounting Pronouncements—The Financial Accounting Standards Board issued an Accounting Standards Update ASU 2017-08, Receivables–Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, that shortens the amortization period for certain purchased callable debt securities held at premium to the earliest call date. The new guidance does not change the accounting for purchased callable debt securities held at a discount. The guidance is effective for public business entities for fiscal years beginning after 15 December 2018, and interim periods within those years. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on the financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The impact applicable to registered investment companies was mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

34

UNCONSTRAINED EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Unconstrained Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Unconstrained Emerging Markets Bond Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the Funds constituting the VanEck Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 26, 2019

35

UNCONSTRAINED EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

All of the distributions paid by the Fund during the taxable year ended December 31, 2018 are classified as return of capital.

A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid.

Please consult your tax advisor for proper treatment of this information.

36

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.
37

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
38

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
39

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010 - May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
40

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	UEMBAR

ANNUAL REPORT December 31, 2018

VanEck Funds

VanEck Morningstar Wide Moat Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	VanEck, its affiliates and funds sponsored or managed by VanEck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK MORNINGSTAR WIDE MOAT FUND

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown; and, 3) emerging markets should benefit on a relative basis if China stimulus works.

1

VANECK MORNINGSTAR WIDE MOAT FUND

(unaudited) (continued)

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find the performance discussion and financial statements for the fund for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CFO and President

VanEck Funds

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

2

Management Discussion (unaudited)

The VanEck Morningstar Wide Moat Fund (the “Fund”) returned -1.22% (Class Z shares) for the 12 month period to December 31, 2018. The Fund’s positioning allowed it to outperform the broad U.S. stock market as represented by the S&P 500 Index1 which posted a -4.38% return.

The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (MWMFTR, the “Index”),2 which is intended to track the overall performance of attractively priced companies with sustainable competitive advantages according to Morningstar’s equity research team. For the period, the Index returned -0.74.%.

•	The Index contains at least 40 attractively priced U.S. companies with sustainable competitive advantages, or “moats”

•	Morningstar equity analysts use a rigorous proprietary process to determine if a company has an economic moat, which may allow them to earn above average returns on capital over a long period of time

•	Companies included in the Index are also determined to be trading at attractive prices relative to Morningstar’s estimate of fair value

Fund Review

30 companies contributed positively to the Fund’s returns in 2018 while 38 companies detracted from performance for the period. This is notable considering the negative performance posted by the broad market as represented by the S&P 500 Index.

While healthcare was the greatest contributor to positive returns, the sector’s contribution (together with those from five other sectors) was outweighed by the negative returns resulting from the Fund’s exposure to the financial, industrial, materials, consumer staples, and real estate stocks.

Of stocks, the top five performers were: Twenty-First Century Fox, Inc., Eli Lilly and Company, Veeva Systems Inc., Merck & Co., Inc., and Amazon.com, Inc.

The bottom five performers were: L Brands, Inc., General Electric Company, Compass Minerals International, Inc., McKesson Corporation, and Cardinal Health, Inc.

3

VANECK MORNINGSTAR WIDE MOAT FUND

(unaudited) (continued)

Access investment and market insights from VanEck’s investment professionals by subscribing to our blogs. To subscribe to the Moat Investing updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

An investment in the Fund may be subject to risks which include, among others, investing in the healthcare, consumer discretionary, industrials, information technology and financial services sectors, medium-capitalization companies, equity securities, market, operational, high portfolio turnover, index tracking, replication management, non-diversified, and concentration risks, which may make these investments volatile in price or difficult to trade. Medium-capitalization companies may be subject to elevated risks. The Fund’s assets may be concentrated in a particular sector and may be subject to more risk than investments in a diverse group of sectors. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We appreciate your participation in the VanEck Morningstar Wide Moat Fund, and we look forward to helping you meet your investment goals in the future.

Peter H. Liao Portfolio Manager	Gregory F. Krenzer Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

4

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	S&P 500® Index: consists of 500 widely held common stocks covering the leading industries of the U.S. economy (reflects no deduction for fees, expenses or taxes).

[2]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).
5

VANECK MORNINGSTAR WIDE MOAT FUND

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I shares will vary from that of the Class Z shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class Z)

Average Annual
Total Return (%)	Class I*	Class Z*	MWMFTR	S&P 500
One Year	(1.30)	(1.22)	(0.74)	(4.38)
Life^ (annualized)	4.13	4.22	4.76	(0.87)
Life^ (cumulative)	4.77	4.87	5.50	(0.99)

*	Classes are not subject to a sales charge
^	Since November 6, 2017 (inception date for all share classes)

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Morningstar® Wide Moat Focus Index (MWMFTR) is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).

S&P 500® Index (S&P 500) consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation).

6

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

VANECK MORNINGSTAR WIDE MOAT FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value January 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2018 - December 31, 2018
Morningstar Wide Moat Fund
Class I
Actual	$1,000.00	$962.40	0.59%	$2.92
Hypothetical**	$1,000.00	$1,022.23	0.59%	$3.01
Class Z
Actual	$1,000.00	$962.80	0.49%	$2.42
Hypothetical**	$1,000.00	$1,022.74	0.49%	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
8

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

COMMON STOCKS: 99.9%

Banks: 2.5%
3,103	Wells Fargo & Co.	$142,986
Capital Goods: 5.0%
609	Caterpillar, Inc.	77,386
1,250	Emerson Electric Co.	74,688
406	General Dynamics Corp.	63,827
638	United Technologies Corp.	67,934
		283,835
Commercial & Professional Services: 1.3%
779	Equifax, Inc.	72,548
Consumer Durables & Apparel: 1.2%
909	Polaris Industries, Inc.	69,702
Consumer Services: 4.5%
500	McDonald’s Corp.	88,785
2,588	Starbucks Corp.	166,667
		255,452
Diversified Financials: 9.8%
363	BlackRock, Inc.	142,594
2,130	State Street Corp.	134,339
1,536	T Rowe Price Group, Inc.	141,804
3,393	The Charles Schwab Corp.	140,911
		559,648
Food, Beverage & Tobacco: 13.8%
4,026	Campbell Soup Co.	132,818
3,847	General Mills, Inc.	149,802
787	Hershey Co.	84,351
1,251	Kellogg Co.	71,320
3,619	Mondelez International, Inc.	144,869
721	PepsiCo, Inc.	79,656
1,904	Philip Morris International, Inc.	127,111
		789,927
Number of Shares		Value

Health Care Equipment & Services: 12.0%
1,826	AmerisourceBergen Corp.	$135,854
2,920	Cardinal Health, Inc.	130,232
1,226	McKesson Corp.	135,436
1,640	Medtronic Plc	149,174
1,299	Zimmer Biomet Holdings, Inc.	134,732
		685,428
Household & Personal Products: 1.5%
962	The Procter & Gamble Co.	88,427
Materials: 2.0%
2,800	Compass Minerals International, Inc.	116,732
Media & Entertainment: 8.7%
4,237	Comcast Corp.	144,270
1,027	Facebook, Inc. *	134,629
1,373	John Wiley & Sons, Inc.	64,490
1,427	The Walt Disney Co.	156,471
		499,860
Pharmaceuticals, Biotechnology: 9.8%
926	Allergan Plc	123,769
474	Biogen, Inc. *	142,636
1,428	Bristol-Myers Squibb Co.	74,228
2,208	Gilead Sciences, Inc.	138,110
1,870	Pfizer, Inc.	81,626
		560,369
Real Estate: 2.5%
1,143	Jones Lang LaSalle, Inc.	144,704
Retailing: 2.3%
89	Amazon.com, Inc. *	133,675
Semiconductor: 10.2%
4,307	Applied Materials, Inc.	141,011
3,351	Intel Corp.	157,263
1,600	KLA-Tencor Corp.	143,184
2,018	Microchip Technology, Inc.	145,135
		586,593

See Notes to Financial Statements

9

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Software & Services: 10.1%
1,135	Blackbaud, Inc.	$71,392
895	Guidewire Software, Inc. *	71,806
720	Microsoft Corp.	73,130
1,064	Salesforce.com, Inc. *	145,736
426	ServiceNow, Inc. *	75,849
8,421	The Western Union Co.	143,662
		581,575
Utilities: 2.7%
2,196	Dominion Energy, Inc.	156,926
Total Common Stocks (Cost: $6,023,702)		5,728,387
Number of Shares		Value

MONEY MARKET FUND: 0.8% (Cost: $44,478)
44,478	AIM Treasury Portfolio – Institutional Class	$44,478
Total Investments: 100.7% (Cost: $6,068,180)		5,772,865
Liabilities in excess of other assets: (0.7)%		(38,706)
NET ASSETS: 100.0%		$5,734,159

Footnotes:

*	Non-income producing

Summary of	% of
Investments by Sector	Investments	Value
Communication Services	8.7%	$499,860
Consumer Discretionary	7.9	458,829
Consumer Staples	15.2	878,354
Financials	12.2	702,634
Health Care	21.6	1,245,797
Industrials	6.2	356,383
Information Technology	20.2	1,168,168
Materials	2.0	116,732
Real Estate	2.5	144,704
Utilities	2.7	156,926
Money Market Fund	0.8	44,478
	100.0%	$5,772,865

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$5,728,387	$—	$—	$5,728,387
Money Market Fund	44,478	—	—	44,478
Total	$5,772,865	$—	$—	$5,772,865

*	See Schedule of Investments for industry breakouts.

See Notes to Financial Statements

10

VANECK MORNINGSTAR WIDE MOAT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (Cost $6,068,180)	$5,772,865
Receivables:
Investments sold	40,164
Shares of beneficial interest sold	893
Dividends	11,690
Prepaid expenses	131
Total assets	5,825,743
Liabilities:
Payables:
Due to Adviser	1,460
Due to Custodian	40,164
Deferred Trustee fees	1,943
Accrued expenses	48,017
Total liabilities	91,584
NET ASSETS	$5,734,159
Class I Shares:
Net Assets	$1,047,736
Shares of beneficial interest outstanding	43,765
Net asset value, offering and redemption price per share	$23.94
Class Z Shares:
Net Assets	$4,686,423
Shares of beneficial interest outstanding	195,640
Net asset value, offering and redemption price per share	$23.95
Net Assets consist of:
Aggregate paid in capital	$6,002,797
Total distributable earnings (loss)	(268,638)
$5,734,159

See Notes to Financial Statements

11

VANECK MORNINGSTAR WIDE MOAT FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends		$138,523
Expenses:
Management fees	$26,123
Transfer agent fees – Class I	5,445
Transfer agent fees – Class Z	6,838
Custodian fees	934
Professional fees	62,899
Registration fees – Class I	12,953
Registration fees – Class Z	12,979
Reports to shareholders	9,741
Insurance	110
Trustees’ fees and expenses	327
Other	979
Total expenses	139,328
Waiver of management fees	(26,123)
Expenses assumed by the Adviser	(83,631)
Net expenses		29,574
Net investment income		108,949
Net realized gain on:
Investments		376,138
Net change in unrealized appreciation (depreciation) on:
Investments		(551,198)
Net Decrease in Net Assets Resulting from Operations		$(66,111)

See Notes to Financial Statements

12

VANECK MORNINGSTAR WIDE MOAT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Period Ended November 6, 2017(a) through December 31, 2017
Operations:
Net investment income	$108,949	$15,370
Net realized gain	376,138	37,008
Net change in unrealized appreciation (depreciation)	(551,198)	255,882
Net increase (decrease) in net assets resulting from operations	(66,111)	308,260
Distributions to shareholders:
Class I Shares	(90,450)	(2,704)
Class Z Shares	(406,218)	(11,451)
Total distributions	(496,668)	(14,155)
Share transactions:
Proceeds from sale of shares Class I Shares	—	1,000,020
Class Z Shares	744,750	4,000,020
	744,750	5,000,040
Reinvestment of distributions
Class I Shares	90,450	2,704
Class Z Shares	406,218	11,451
	496,668	14,155
Cost of shares redeemed
Class Z Shares	(252,780)	—
Net increase in net assets resulting from share transactions	988,638	5,014,195
Total increase in net assets	425,859	5,308,300
Net Assets:
Beginning of year	5,308,300	—
End of year (b)	$5,734,159	$5,308,300

(a)	Commencement of operations.
(b)	Includes undistributed net investment income of $1,215 in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018 (See Note 10).

See Notes to Financial Statements

13

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2018	2017(a)
Net asset value, beginning of period	$26.63	$25.15
Income from investment operations:
Net investment income (b)	0.49	0.07
Net realized and unrealized gain (loss) on investments	(0.91)	1.48
Total from investment operations	(0.42)	1.55
Less dividends and distributions from:
Net investment income	(0.48)	(0.07)
Net realized capital gains	(1.79)	—
Total dividends and distributions	(2.27)	(0.07)
Net asset value, end of period	$23.94	$26.63
Total return (c)	(1.30)%	6.15%	(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,048	$1,062
Ratio of gross expenses to average net assets	3.42%	16.25%	(e)
Ratio of net expenses to average net assets	0.59%	0.59%	(e)
Ratio of net expenses to average net assets, excluding interest expense	0.59%	0.59%	(e)
Ratio of net investment income to average net assets	1.79%	1.89%	(e)
Portfolio turnover rate	76%	10%	(d)

(a)	For the period November 06, 2017 (commencement of operations) through December 31, 2017.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

14

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
	Year Ended December 31,
	2018	2017(a)
Net asset value, beginning of period	$26.63	$25.15
Income from investment operations:
Net investment income (b)	0.50	0.08
Net realized and unrealized gain (loss) on investments	(0.90)	1.47
Total from investment operations	(0.40)	1.55
Less dividends and distributions from:
Net investment income	(0.49)	(0.07)
Net realized capital gains	(1.79)	—
Total dividends and distributions	(2.28)	(0.07)
Net asset value, end of period	$23.95	$26.63
Total return (c)	(1.22)%	6.17%	(d)
Ratios/Supplemental Data
Net asset, end of period (000’s)	$4,686	$4,247
Ratio of gross expenses to average net assets	2.16%	13.17%	(e)
Ratio of net expenses to average net assets	0.49%	0.49%	(e)
Ratio of net expenses to average net assets, excluding interest expense	0.49%	0.49%	(e)
Ratio of net investment income to average net assets	1.90%	1.99%	(e)
Portfolio turnover rate	76%	10%	(d)

(a)	For the period November 06, 2017 (commencement of operations) through December 31, 2017.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

15

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The VanEck Morningstar Wide Moat Fund (the “Fund”) is a non-diversified series of the Trust and seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar Wide Moat Focus Index. The Fund currently offers two classes of shares: Class I and Z Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of the Van Eck Associates Corporation (“the Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize
16

independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

17

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. There were no distributions from realized capital gains in the prior fiscal year.

D.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on specific identification method. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and

18

expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2018, are as follows:

	Expense Limitations	Waiver of Management Fees	Expenses Assumed by the Adviser
Class I	0.59%	$4,949	$26,141
Class Z	0.49	21,174	57,490

Certain officers of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $5,005,917 and $4,422,072, respectively.

Note 5—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$6,075,559	$248,787	$(551,481)	$(302,694)

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Other Temporary Differences	Post-October Capital Losses Deferred	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$ —	$ (1,943)	$(28,114)	$ 64,114	$(302,695)	$(268,638)

The tax character of dividends paid to shareholders were as follows:

	Year Ended December 31, 2018	Period Ended December 31, 2017
Ordinary income *	$496,668	$14,155

*	Includes Short-Term Capital Gains

During the year ended December 31, 2018 as a result of permanent book to tax differences primarily due an excise tax paid, the Fund incurred differences that affected distributable earnings and aggregate paid in capital

19

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
$36	$(36)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

Note 6—Principal of Risks—The Fund is classified as a “nondiversified” fund under the Investment Company Act of 1940, as amended. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. While broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns.

Competitive advantages for wide moat companies may erode in a relatively short period of time due to, among other reasons, changes in laws and regulations, intellectual property rights, economic and political conditions and technological developments.

At December 31, 2018, the Adviser owned approximately 100% of Class I and 90% of Class Z.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

20

Note 7—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Year Ended December 31, 2018	For the Period November 6, 2017* through December 31, 2017
Class I
Shares sold	—	39,762
Shares reinvested	3,902	101
Net increase	3,902	39,863
Class Z
Shares sold	27,662	159,047
Shares reinvested	17,509	428
Shares redeemed	(9,008)	—
Net increase	36,163	159,475

*	Commencement of operations

Note 8—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the Fund had no borrowings under the Facility.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Recent Accounting Pronouncements—The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure

21

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on the financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The impact applicable to registered investment companies was mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

22

VANECK MORNINGSTAR WIDE MOAT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Morningstar Wide Moat Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck Morningstar Wide Moat Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2018 and the period from November 6, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the Funds constituting the VanEck Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2018 and the period from November 6, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
February 26, 2019

23

VANECK MORNINGSTAR WIDE MOAT FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record Date:	12/20/2018
Payable Date:	12/21/2018

Ordinary Income Paid Per Share - Class I	$2.269000
Ordinary Income Paid Per Share - Class Z	$2.281000
Qualified Dividend Income for Individuals	29.85%
Dividends Qualifying for the Dividends Received Deduction for Corporations	28.61%

Information for Non-U.S. Shareholders

Record Date:	12/20/2018
Payable Date:	12/21/2018

Qualified Short-Term Capital Gains - Class I	$1.789000
Qualified Short-Term Capital Gains - Class Z	1.789000

Qualified Interest Income (“QII”) and Qualified Short-Term Capital Gains (“QSTG”) distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation. You should consult your tax adviser regarding the appropriate treatment of these distributions.

Please consult your tax advisor for proper treatment of this information.

24

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.
25

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
26

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
27

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010 - May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
28

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser: Distributor:	Van Eck Associates Corporation Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	MWMAR

ANNUAL REPORT December 31, 2018

VanEck Funds

VanEck NDR Managed Allocation Fund

800.826.2333	vaneck.com

Certain information contained in this shareholder letter represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2018.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	VanEck, its affiliates and funds sponsored or managed by VanEck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

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VANECK NDR MANAGED ALLOCATION FUND

December 31, 2018 (unaudited)

Dear Shareholders:

We are pleased to present this annual report, which affords us the opportunity to provide both a brief review of the economic backdrop for the last 12 months and our outlook for 2019.

Review of 2018

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights/, we began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. Finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind” trade narrative from supply cutbacks.

The big shock to this growth story came with concerns about European and Chinese growth in the summer of 2018. These, together with both unstable politics and weaker bank balance sheets, became obstacles to monetary policy normalization. This resulted in U.S. dollar strength and emerging markets equity weakness. In addition, rather than continuing to “grind” higher, commodities were hit by China worries and other factors and had a disappointing year.

2019 Outlook

Looking forward, three of our macro views for 2019 are that: 1) developed markets central banks are tightening, we believe that Europe continues to be “two years” behind the U.S. in this trend. It will remain a slow process and may well be slower than the U.S.; 2) the pace of U.S. Federal Reserve interest rate hikes slows, with a possible pause to hikes in the next 12 months; and, 3) China’s central bank is stimulating and harder-to-stimulate lending to private companies and financial reform continues. However, the government—the central bank supported by fiscal and other steps—wins in stimulating.

Our market views for the year include: 1) the withdrawal of liquidity will extend to credit and equities, which may result in a bumpier ride for many asset classes; 2) gold should benefit if rate hikes stop; commodities should benefit if China resurgence offsets developed world slowdown; and, 3) emerging markets should benefit on a relative basis if China stimulus works.

1

VANECK NDR MANAGED ALLOCATION FUND

(unaudited) (continued)

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find the performance discussion and financial statements for the fund for the twelve month period ended December 31, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CFO and President
VanEck Funds

January 11, 2019

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

2

Management Discussion (unaudited)

The VanEck NDR Managed Allocation Fund (the “Fund”) returned -8.13% (Class A shares, excluding sales charge) for the 12 months ending December 31, 2018. Over this period, the Fund underperformed its benchmark,1 comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays US Aggregate Bond Index, which returned -5.22%.

2018 was a challenging year and performance fell short of our expectations. The year started with a bang, but ended with a whimper. From January 1 to January 26, global stocks, as measured by the MSCI All Country World Index, returned +7.33%. Then, from January 26 to February 8, global equity markets returned -8.36%. This was the first correction of the year, and the first time since the U.S. elections in 2016 that global stocks corrected 5% or more. The Fund was overweight equities in January and increased its overweight position in February. This led to outperformance in January and underperformance in February. The event was challenging for a tactical approach to asset allocation. It was unexpected, swift, and quick to reverse. Shortly after it, the Fund was able recoup most of its losses and performance was in-line with its benchmark.

The next drawdown in 2018 was much more severe. It started in late September and, by the time it was over on December 24, global stocks were down nearly 20%. The Fund was overweight equities in October, reduced risk to underweight in November, and was neutral in December. While the Fund correctly reduced its equity position based on heightened risk, it failed to go materially underweight in December due to sentiment recovering from extremely pessimistic levels.

While we were certainly disappointed in the model’s response at the end of 2018, we are confident that the Fund will protect investors during prolonged and extreme drawdowns. Short-term events, much like those we experienced in 2018, are much harder to protect against. That being said, we believe that performance could have been better.

Our investment process is based on a comprehensive set of indicators which interpret objective market data to measure risk. For us, following the data provides clarity. It allows us to remain grounded when others may not be: no emotion, no subjectivity. Over the long run, we believe this approach will benefit our shareholders and expect underperformance relative to the benchmark to be the exception rather than the norm.

3

VANECK NDR MANAGED ALLOCATION FUND

(unaudited) (continued)

Outlook

We are strong advocates of a dynamic approach to asset allocation and believe that right now-given the return of risk to the market, slowing global growth, rising interest rates, high geopolitical risk, and a yield curve that is inverting-our case is that much stronger.

We do not take positions based on our personal view of the market, but rely upon the weight-of-the-evidence from objective, data-driven indicators.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the asset allocation update, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

All mutual funds are subject to market risk, including possible loss of principal. Because the Fund is a “fund-of-funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities, and derivatives. The Fund will bear its share of the fees and expenses of the exchange-traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Principal risks of investing in foreign securities include changes in currency rates, foreign taxation and differences in auditing and other financial standards. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. Because Van Eck Associates Corporation relies heavily on third-party quantitative models, the Fund is also subject to model and data risk. For a description of these and other risk considerations, please refer to the Fund’s prospectus and summary prospectus, which should be read carefully before you invest.

4

We appreciate your investment in the VanEck NDR Managed Allocation Fund, and we look forward to helping you meet your investment goals in the future.

David Schassler	John Lau
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Fund’s benchmark is a blended index consisting of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays US Aggregate Bond Index. The MSCI ACWI captures large- and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries and covers approximately 85% of the global investable equity opportunity set. The MSCI ACWI benchmark is a gross return index which reinvests as much as possible of a company’s gross dividend distributions. The Bloomberg Barclays US Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.
5

VANECK NDR MANAGED ALLOCATION FUND

PERFORMANCE COMPARISON

December 31, 2018 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return (%)	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*
One Year	(8.13)	(13.42)	(7.85)
Life^ (annualized)	4.16	1.85	4.47
Life^ (cumulative)	11.36	4.97	12.24

Average Annual Total Return (%)	Class Y*	60% MSCI ACWI/ 40% BB US Agg Bond	BBG Barclays US Agg	MSCI ACWI
One Year	(7.90)	(5.22)	0.01	(8.93)
Life^ (annualized)	4.42	5.17	0.89	7.89
Life^ (cumulative)	12.09	14.24	2.37	22.22

*	Classes are not subject to a sales charge
^	Since May 11, 2016 (inception date for all share classes)
6

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 60/40 benchmark index is a blended index consisting of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays US Aggregate Bond Index. MSCI ACWI captures large- and mid-capitalization representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries and covers approximately 85% of the global investable equity opportunity set. The MSCI ACWI benchmark is a gross return index which reinvests as much as possible of a company’s gross dividend distributions (reflects no deduction for fees, expenses or taxes). Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities (reflects no deduction for fees, expenses or taxes).

7

VANECK NDR MANAGED ALLOCATION FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2018 - December 31, 2018
Class A
	Actual	$1,000.00	$935.30	1.15%	$5.61
	Hypothetical**	$1,000.00	$1,019.41	1.15%	$5.85
Class I
	Actual	$1,000.00	$936.80	0.86%	$4.20
	Hypothetical**	$1,000.00	$1,020.87	0.86%	$4.38
Class Y
	Actual	$1,000.00	$936.60	0.90%	$4.39
	Hypothetical**	$1,000.00	$1,020.67	0.90%	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2018), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

VANECK NDR MANAGED ALLOCATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

Number of Shares		Value

EXCHANGE TRADED FUNDS (a): 98.6%
93,195	iShares Barclays Aggregate Bond Fund	$9,924,336
5,182	iShares MSCI Canada ETF	124,161
57,331	iShares MSCI Eurozone ETF	2,010,025
18,047	iShares MSCI Japan ETF	914,802
6,267	iShares MSCI Pacific ex Japan ETF	255,067
9,336	iShares MSCI South Korea Capped ETF	549,517
15,202	iShares MSCI Switzerland Capped ETF	479,167
27,514	iShares MSCI United Kingdom ETF	807,536
54,013	iShares Russell 1000 Growth Index Fund	7,070,842
62,913	iShares Russell 1000 Value ETF	6,986,489
6,486	iShares Russell 2000 Growth ETF	1,089,648
Number of Shares		Value

EXCHANGE TRADED FUNDS: (continued)
10,080	iShares Russell 2000 Value ETF	$1,084,003
56,490	JPMorgan BetaBuilders Japan ETF	1,193,069
89,032	Vanguard FTSE Emerging Markets ETF	3,392,119
125,202	Vanguard Total Bond Market ETF	9,917,250
Total Exchange Traded Funds (Cost: $46,501,922)		45,798,031
MONEY MARKET FUND: 1.7% (Cost: $785,972)
785,972	AIM Treasury Portfolio — Institutional Class	785,972
Total Investments: 100.3% (Cost: $47,287,894)		46,584,003
Liabilities in excess of other assets: (0.3)%		(157,029)
NET ASSETS: 100.0%		$46,426,974

Footnotes:

(a)	Each underlying funds’ shareholder reports and registration documents are available free of charge on the SEC’s website, at http://www.sec.gov/.

Summary of Investments by Sector	% of Investments	Value
Exchange Traded Funds	98.3%	$45,798,031
Money Market Fund	1.7	785,972
	100.0%	$46,584,003

The summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$45,798,031	$—	$—	$45,798,031
Money Market Fund	785,972	—	—	785,972
Total	$46,584,003	$—	$—	$46,584,003

See Notes to Financial Statements

10

VANECK NDR MANAGED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Investments, at value (Cost: $47,287,894)	$46,584,003
Receivables:
Shares of beneficial interest sold	104,000
Dividends	1,839
Prepaid expenses	1,051
Total assets	46,690,893
Liabilities:
Payables:
Shares of beneficial interest redeemed	211,083
Due to Adviser	2,048
Due to Distributor	3,170
Deferred Trustee fees	12,280
Accrued expenses	35,338
Total liabilities	263,919
NET ASSETS	$46,426,974
Class A Shares:
Net Assets	$14,710,365
Shares of beneficial interest outstanding	554,348
Net asset value and redemption price per share	$26.54
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$28.16
Class I Shares:
Net Assets	$12,371,062
Shares of beneficial interest outstanding	464,601
Net asset value, offering and redemption price per share	$26.63
Class Y Shares:
Net Assets	$19,345,547
Shares of beneficial interest outstanding	726,839
Net asset value, offering and redemption price per share	$26.62
Net Assets consist of:
Aggregate paid in capital	$48,618,738
Total distributable earnings (loss)	(2,191,764)
$46,426,974

See Notes to Financial Statements

11

VANECK NDR MANAGED ALLOCATION FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Income:
Dividends	$1,002,822
Interest	2,068
Total income	1,004,890
Expenses:
Management fees	356,563
Distribution fees - Class A	36,153
Transfer agent fees - Class A	25,266
Transfer agent fees - Class I	22,555
Transfer agent fees - Class Y	24,263
Custodian fees	9,579
Professional fees	84,637
Registration fees - Class A	12,240
Registration fees - Class I	11,645
Registration fees - Class Y	11,716
Reports to shareholders	33,478
Insurance	631
Trustees’ fees and expenses	6,963
Interest	1,138
Other	2,473
Total expenses	639,300
Waiver of management fees	(207,158)
Net expenses	432,142
Net investment income	572,748
Net realized loss on:
Investments	(1,562,376)
Net change in unrealized depreciation on:
Investments	(2,915,087)
Net Decrease in Net Assets Resulting from Operations	$(3,904,715)

See Notes to Financial Statements

12

VANECK NDR MANAGED ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017
Operations:
Net investment income	$572,748	$241,480
Net realized gain (loss)	(1,562,376)	834,395
Net change in unrealized appreciation (depreciation)	(2,915,087)	1,961,878
Net increase (decrease) in net assets resulting from operations	(3,904,715)	3,037,753
Distributions to shareholders (a):
Class A Shares	(209,270)	(199,073)
Class I Shares	(215,860)	(272,268)
Class Y Shares	(312,720)	(280,840)
Total distributions	(737,850)	(752,181)
Share transactions:
Proceeds from sale of shares
Class A Shares	12,868,755	11,229,450
Class I Shares	4,033,923	9,029,182
Class Y Shares	15,849,854	11,726,060
	32,752,532	31,984,692
Reinvestment of distributions
Class A Shares	204,226	192,529
Class I Shares	215,860	272,268
Class Y Shares	259,452	216,225
	679,538	681,022
Cost of shares redeemed
Class A Shares	(6,820,488)	(5,919,961)
Class I Shares	(3,273,417)	(564,416)
Class Y Shares	(8,176,894)	(1,415,397)
	(18,270,799)	(7,899,774)
Net increase in net assets resulting from share transactions	15,161,271	24,765,940
Total increase in net assets	10,518,706	27,051,512
Net Assets:
Beginning of year	35,908,268	8,856,756
End of year (b)	$46,426,974	$35,908,268

(a)	Current year and prior year presentation of distributions conforms with S-X Disclosure Simplification (See Note 2C).

(b)	Includes undistributed net investment income of $8,798 in 2017. S-X Disclosure Simplification eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018 (See Note 11).

See Notes to Financial Statements

13

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2018	2017	2016 (a)

Net asset value, beginning of period	$29.31	$25.97	$25.15
Income from investment operations:
Net investment income	0.34 (b)	0.22 (b)	0.20
Net realized and unrealized gain (loss) on investments	(2.73)	3.71	1.12
Total from investment operations	(2.39)	3.93	1.32
Less dividends and distributions from:
Net investment income	(0.23)	(0.16)		(0.25)
Net realized gains	(0.15)	(0.43)		(0.25)
Total dividends and distributions	(0.38)	(0.59)		(0.50)
Net asset value, end of period	$26.54	$29.31	$25.97
Total return (c)	(8.13)%	15.15%	5.27	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,710	$10,006	$3,724
Ratio of gross expenses to average net assets (f)	1.62%	2.09%	2.67	%(e)
Ratio of net expenses to average net assets (f)	1.15%	1.15%	1.15	%(e)
Ratio of net expenses to average net assets, excluding interest expense (f)	1.15%	1.15%	1.15	%(e)
Ratio of net investment income to average net assets (f)	1.16%	0.79%	1.79	%(e)
Portfolio turnover rate	202%	229%	140	%(d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

14

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2018	2017	2016 (a)
Net asset value, beginning of period	$29.41	$26.02	$25.15
Income from investment operations:
Net investment income	0.38 (b)	0.35 (b)	0.30
Net realized and unrealized gain (loss) on investments	(2.70)	3.67	1.07
Total from investment operations	(2.32)	4.02	1.37
Less dividends and distributions from:
Net investment income	(0.31)	(0.20)		(0.25)
Net realized gains	(0.15)	(0.43)		(0.25)
Total dividends and distributions	(0.46)	(0.63)		(0.50)
Net asset value, end of period	$26.63	$29.41	$26.02
Total return (c)	(7.85)%	15.48%	5.47	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$12,371	$12,741	$3,285
Ratio of gross expenses to average net assets (f)	1.36%	1.79%	2.40	%(e)
Ratio of net expenses to average net assets (f)	0.85%	0.85%	0.85	%(e)
Ratio of net expenses to average net assets, excluding interest expense (f)	0.85%	0.85%	0.85	%(e)
Ratio of net investment income to average net assets (f)	1.33%	1.23%	1.95	%(e)
Portfolio turnover rate	202%	229%	140	%(d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

15

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,
	2018	2017	2016 (a)
Net asset value, beginning of period	$29.39	$26.01	$25.15
Income from investment operations:
Net investment income	0.39 (b)	0.36 (b)	0.27
Net realized and unrealized gain (loss) on investments	(2.72)	3.65	1.09
Total from investment operations	(2.33)	4.01	1.36
Less dividends and distributions from:
Net investment income	(0.29)	(0.20)		(0.25)
Net realized gains	(0.15)	(0.43)		(0.25)
Total dividends and distributions	(0.44)	(0.63)		(0.50)
Net asset value, end of period	$26.62	$29.39	$26.01
Total return (c)	(7.90)%	15.45%	5.43	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$19,346	$13,161	$1,848
Ratio of gross expenses to average net assets (f)	1.33%	1.75%	2.90	%(e)
Ratio of net expenses to average net assets (f)	0.90%	0.90%	0.90	%(e)
Ratio of net expenses to average net assets, excluding interest expense (f)	0.90%	0.90%	0.90	%(e)
Ratio of net investment income to average net assets (f)	1.36%	1.25%	2.12	%(e)
Portfolio turnover rate	202%	229%	140	%(d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

16

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The VanEck NDR Managed Allocation Fund (the “Fund”) is a diversified series of the Trust and seeks to achieve its investment objective by investing in exchange traded products using a customized version of a global tactical asset allocation model developed by Ned Davis Research, Inc. The Fund currently offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. The
17

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Pricing Committee of Van Eck Associates Corporation (“the Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
18

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

Effective in the current reporting period, it is no longer required to separately present distributions from net investment income and distributions from net realized capital gains. Additionally, undistributed net investment income included in net assets is no longer disclosed separately in the Statement of Changes in Net Assets. The December 31, 2017 sources of distributions and undistributed net investment income were as follows:

	Distributions to shareholders:
	Dividends from net investment income	Distributions from net realized capital gains
Class A	$53,716	$145,357
Class I	87,194	185,074
Class Y	89,639	191,201

D.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

E.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income,
19

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2018, are as follows:

	Expense Limitation	Waiver of Management Fees
Class A	1.15%	$68,058
Class I	0.85	68,545
Class Y	0.90	70,555

For the year ended December 31, 2018, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $128 in sales loads relating to the sale of shares of the Fund, of which $111 was reallowed to broker/dealers and the remaining $17 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, excluding U.S.

20

government securities and short-term obligations, aggregated $102,681,920 and $88,003,038, respectively.

Note 5—Income Taxes—As of December 31, 2018, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$48,025,480	$1,077,848	$(2,519,325)	$(1,441,477)

At December 31, 2018, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$116,847	$(854,853)	$(12,281)	$(1,441,477)	$(2,191,764)

The tax character of dividends paid to shareholders during the years ended December 31, 2018 and December 31, 2017 were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Ordinary income *	$737,850	$752,181

*	Includes short-term capital gains.

At December 31, 2018, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses With No Expiration	Long-Term Capital Losses With No Expiration	Total
$(854,853)	$—	$(854,853)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2018, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might

21

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities. The Fund may indirectly own foreign securities. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest directly or indirectly in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

At December 31, 2018, the Adviser owned approximately 20% of Class A, 50% of Class I, and 17% of Class Y.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and is recorded as Distribution fees in the Statement of Operations.

22

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	441,160	397,728
Shares reinvested	7,849	6,583
Shares redeemed	(236,079)	(206,300)
Net increase	212,930	198,011
Class I
Shares sold	139,013	317,390
Shares reinvested	8,267	9,277
Shares redeemed	(115,906)	(19,676)
Net increase	31,374	306,991
Class Y
Shares sold	551,616	418,000
Shares reinvested	9,941	7,372
Shares redeemed	(282,614)	(48,520)
Net increase	278,943	376,852

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2018, the average daily loan balance during the 38 day period for which a loan was outstanding amounted to $372,734 and the average interest rate was 3.43% At December 31, 2018, the Fund had no borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

23

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on the financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, to financial statements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The impact applicable to registered investment companies was mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders in the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

24

VANECK NDR MANAGED ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck NDR Managed Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck NDR Managed Allocation Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2018 and the period from May 11, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the Funds constituting the VanEck Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2018 and the period from May 11, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 26, 2019

25

VANECK NDR MANAGED ALLOCATION FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record Date:	12/20/2018
Payable Date:	12/21/2018

Ordinary Income Paid Per Share - Class A	$0.379000
Ordinary Income Paid Per Share - Class I	0.463000
Ordinary Income Paid Per Share - Class Y	0.438000

Qualified Dividend Income for Individuals	63.64%

Dividends Qualifying for the Dividends Received Deduction for Corporations	31.66%

Interest from Federal Obligations	8.92%

Foreign Source Income	25.66%

Foreign Taxes Paid Per Share	$0.021058

The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend income is exempt from state income tax.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

Information for Non-U.S. Shareholders

Record Date:	12/20/2018
Payable Date:	12/21/2018

Qualified Interest Income and Qualified Short-Term Capital Gains - Class A	$0.171338
Qualified Interest Income and Qualified Short-Term Capital Gains - Class I	0.178830
Qualified Interest Income and Qualified Short-Term Capital Gains - Class I	0.176600

Qualified Interest Income (“QII”) and Qualified Short-Term Capital Gains (“QSTG”) distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation. You should consult your tax adviser regarding the appropriate treatment of these distributions.

Please consult your tax advisor for proper treatment of this information.

26

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to 2018.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	69	Director, Food and Friends, Inc.
27

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
28

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018) and Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
29

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2018 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Since 2008 (Assistant Secretary); since 2016 (Vice President)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President (since May 2017) and Manager – Portfolio Administration (June 2010 - May 2017) of the Adviser.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer); since 2016 (Senior Vice President)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2010 (Chief Executive Officer and President, prior thereto, served as Executive Vice President)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
30

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	NDRAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  The Registrant's code of ethics is reasonably described in this Form N-CSR.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that R. Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and
     December 31, 2017, were $260,810 and $260,810, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2018 and December 31, 2017, were $84,568 and $71,175, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of six Independent Trustees. Messrs. Lukomnik, Short,
     Stamberger and Stelzl and Ms. Pigott currently serve as members of the Audit
     Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
         INVESTMENT COMPANIES.

(a)  Not applicable.

(b)  Not applicable.

Item 13. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VanEck Funds

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 8, 2019
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 8, 2019
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 8, 2019
     ----------------